                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

================================================================================

                                U.S. $150,000,000

                                CREDIT AGREEMENT

                                      among

                         DURA AUTOMOTIVE SYSTEMS, INC.,

                              as Parent Guarantor,

                              DURA OPERATING CORP.,

                                  as Borrower,

           The Subsidiary Guarantors from Time to Time Parties Hereto,

                               as Loan Guarantors,

              The Several Lenders from Time to Time Parties Hereto,

                            WILMINGTON TRUST COMPANY,
                              as Collateral Agent,

                         BANC OF AMERICA SECURITIES LLC,
                              as Syndication Agent

                                       and
                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                             Dated as of May 3, 2005

================================================================================

          JPMORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC,

                  as Joint Lead Arrangers and Joint Bookrunners

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                                TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS....................................................................        1

      1.1   Defined Terms..................................................................        1
      1.2   Other Definitional Provisions..................................................       26

SECTION 2.  AMOUNT AND TERMS OF LOANS......................................................       26

      2.1   Commitments....................................................................       26
      2.2   [Reserved].....................................................................       26
      2.3   Procedure for Loan Borrowing...................................................       26
      2.4   Repayment of Loans.............................................................       27
      2.5   Fees, etc......................................................................       27
      2.6   Optional Prepayments...........................................................       27
      2.7   Mandatory Offers to Prepay.....................................................       27
      2.8   Conversion and Continuation Options............................................       27
      2.9   Limitations on Eurodollar Tranches.............................................       28
      2.10  Interest Rates and Payment Dates...............................................       28
      2.11  Computation of Interest and Fees...............................................       28
      2.12  Inability to Determine Interest Rate...........................................       29
      2.13  Pro Rata Treatment and Payments................................................       29
      2.14  Requirements of Law; Illegality................................................       30
      2.15  Taxes..........................................................................       32
      2.16  Indemnity......................................................................       34
      2.17  Change of Lending Office.......................................................       35
      2.18  Replacement of Lenders.........................................................       35
      2.19  Evidence of Debt...............................................................       35
      2.20  Intercreditor Agreement........................................................       35

SECTION 3.  REPRESENTATIONS AND WARRANTIES.................................................       36

      3.1   Financial Condition............................................................       36
      3.2   No Change......................................................................       36
      3.3   Existence; Compliance with Law.................................................       36
      3.4   Power; Authorization; Enforceable Obligations..................................       36
      3.5   No Legal Bar...................................................................       37
      3.6   Litigation.....................................................................       37
      3.7   No Default.....................................................................       37
      3.8   Ownership of Property; Liens...................................................       37
      3.9   Intellectual Property..........................................................       37
      3.10  Taxes..........................................................................       37
      3.11  ERISA..........................................................................       37
      3.12  Investment Company Act; Other Regulations......................................       38
      3.13  Subsidiaries...................................................................       38
      3.14  Use of Proceeds................................................................       38
      3.15  Environmental Matters..........................................................       38
      3.16  Accuracy of Information, etc...................................................       38
      3.17  No Burdensome Restrictions.....................................................       38
      3.18  Insurance......................................................................       39
      3.19  Senior Debt....................................................................       39
      3.20  Solvency.......................................................................       39
      3.21  Security Interest in Collateral................................................       39
      3.22  Commercial Loans...............................................................       39
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SECTION 4.  CONDITIONS PRECEDENT...........................................................       40

      4.1   Conditions to Closing Date.....................................................       40

SECTION 5.  COVENANTS                                                                             42

      5.1   Reports........................................................................       43
      5.2   Compliance Certificate.........................................................       43
      5.3   Certificates; Other Information................................................       44
      5.4   Taxes..........................................................................       45
      5.5   Stay, Extension And Usury Laws.................................................       45
      5.6   Restricted Payments............................................................       45
      5.7   Dividend And Other Payment Restrictions Affecting Restricted Subsidiaries......       48
      5.8   Incurrence Of Indebtedness and Issuance of Preferred Stock.....................       50
      5.9   Asset Sales....................................................................       52
      5.10  Transactions With Affiliates...................................................       55
      5.11  Liens..........................................................................       57
      5.12  Limitation On Foreign Indebtedness.............................................       57
      5.13  Corporate Existence............................................................       58
      5.14  Offer To Repurchase Upon Change Of Control.....................................       58
      5.15  Designation Of Restricted And Unrestricted Subsidiaries........................       59
      5.16  Payments For Consent...........................................................       59
      5.17  Merger, Consolidation, or Sale Of Assets.......................................       59
      5.18  Successor Corporation Substituted..............................................       60
      5.19  Additional Collateral; Further Assurances......................................       60
      5.20  No Credit Support..............................................................       61
      5.21  Amendments to Other Documents..................................................       61
      5.22  Insurance......................................................................       61
      5.23  Restrictive Agreements.........................................................       61
      5.24  Collateral Access Agreements...................................................       62
      5.25  DASI...........................................................................       62

SECTION 6.  EVENTS OF DEFAULT..............................................................       62

SECTION 7.  THE AGENTS.....................................................................       64

      7.1   Appointment....................................................................       64
      7.2   Collateral Matters.............................................................       64
      7.3   Delegation of Duties...........................................................       64
      7.4   Exculpatory Provisions.........................................................       64
      7.5   Reliance by Agents.............................................................       65
      7.6   Notice of Default..............................................................       65
      7.7   Non-Reliance on Agents and Other Lenders.......................................       66
      7.8   Indemnification................................................................       66
      7.9   Agent in Its Individual Capacity...............................................       66
      7.10  Successor Agents...............................................................       66
      7.11  Syndication Agent..............................................................       67
      7.12  Appointment of Lenders.........................................................       67
      7.13  Execution of Loan Documents....................................................       67
      7.14  Agents as Joint and Several Creditors..........................................       67

SECTION 8.  MISCELLANEOUS..................................................................       68

      8.1   Amendments and Waivers.........................................................       68
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      8.2   Notices........................................................................       68
      8.3   No Waiver; Cumulative Remedies.................................................       69
      8.4   Survival of Representations and Warranties.....................................       69
      8.5   Payment of Expenses and Taxes..................................................       69
      8.6   Successors and Assigns; Participations and Assignments.........................       70
      8.7   Adjustments; Set-off...........................................................       73
      8.8   Counterparts...................................................................       74
      8.9   Severability...................................................................       74
      8.10  Integration....................................................................       74
      8.11  GOVERNING LAW..................................................................       74
      8.12  Submission To Jurisdiction; Waivers............................................       74
      8.13  Acknowledgements...............................................................       75
      8.14  Releases of Guarantees and Liens...............................................       75
      8.15  Confidentiality................................................................       76
      8.16  WAIVERS OF JURY TRIAL..........................................................       76
      8.17  USA Patriot Act................................................................       77
      8.18  Post-Closing Matters...........................................................       77

SECTION 9.  GUARANTY.......................................................................       77

      9.1   Guaranty.......................................................................       77
      9.2   Guaranty of Payment............................................................       77
      9.3   No Discharge or Diminishment of Loan Guaranty..................................       77
      9.4   Defenses Waived................................................................       78
      9.5   Rights of Subrogation..........................................................       78
      9.6   Reinstatement; Stay of Acceleration............................................       79
      9.7   Information....................................................................       79
      9.8   Termination....................................................................       79
      9.9   Taxes..........................................................................       79
      9.10  Maximum Liability..............................................................       79
      9.11  Contribution...................................................................       80
      9.12  Liability Cumulative...........................................................       80
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SCHEDULES:

Administrative Schedule
1.1A     Commitments
3.6      Litigation
3.10     Taxes
3.13     Subsidiaries
3.15     Environmental Matters
5.23     Existing Restrictions

EXHIBITS:

A        Form of Closing Certificate
B        Form of Assignment and Assumption
C        Form of Legal Opinion of Kirkland & Ellis LLP
D        Form of Exemption Certificate
E        Form of Joinder Agreement
F        Form of Intercreditor Agreement

            CREDIT AGREEMENT (this "Agreement"), dated as of May 3, 2005, among Dura Automotive Systems, Inc., a Delaware corporation ("DASI"), as parent guarantor, the other Loan Guarantors from time to time party to this Agreement, Dura Operating Corp., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), Banc of America Securities LLC, as syndication agent (in such capacity, the "Syndication Agent"), Wilmington Trust Company, as collateral agent (in such capacity, the "Collateral Agent"), and JPMorgan Chase Bank, N.A., as administrative agent.

            The parties hereto hereby agree as follows:

                                  WITNESSETH:

            WHEREAS, the Borrower has requested that the Lenders make term loans in an aggregate principal amount of $150,000,000 (the "Loans") to the Borrower;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower and the Lenders hereby agree as follows:

                             SECTION 1. DEFINITIONS

      1.1 Defined Terms. As used in this Agreement, the terms listed in this
Section 1.1 shall have the respective meanings set forth in this Section 1.1.

            "Acquired Debt": with respect to any specified Person:

            (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

            (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

            "Administrative Agent": JPMorgan Chase Bank, N.A., together with its affiliates, as the administrative agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

            "Affiliate": of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

            "Affiliate Transaction": as defined in Section 5.10.

            "Agents": the collective reference to the Collateral Agent and the Administrative Agent.

            "Agreement": as defined in the preamble hereto.

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                                                                               2

            "Applicable Margin": for (a) Eurodollar Loans, 3.50% per annum and
(b) Base Rate Loans, 2.50% per annum; provided that if as of the end of any fiscal quarter occurring after the Closing Date the Senior Leverage Ratio is greater than 2.50 to 1.0, the Applicable Margin shall be for (x) Eurodollar Loans, 3.75% per annum and (y) Base Rate Loans, 2.75% per annum. The Applicable Margin shall remain in effect until the Senior Leverage Ratio for the next fiscal quarter is calculated by Borrower and delivered pursuant to Section 5.3(i) ; provided that if the Borrower fails to deliver such calculation within the time required by Section 5.3(i) then the Applicable Margin will be deemed to be 3.75% and 2.75%, respectively, until such calculation is delivered.

            "Applicable Percentage": as defined in Section 9.11.

            "Approved Fund": as defined in Section 8.6(b).

            "Asset Sale":

            (1) the sale, lease, conveyance or other disposition of any assets or rights, other than sales or leases in the ordinary course of business consistent with past practices; provided that the sale, conveyance or other disposition of all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole will be governed by the provisions of this Agreement described in Section 5.14 hereof and/or the provisions described in
Section 5.18 hereof and not by the provisions of Section 5.9 hereof; and

            (2) the issuance of Equity Interests by any of the Borrower's Restricted Subsidiaries or the sale of Equity Interests in any of its Subsidiaries.

            Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

            (1) any single transaction or series of related transactions that involves assets having a fair market value of less than $5,000,000;

            (2) a transfer of assets between or among the Borrower and its Restricted Subsidiaries;

            (3) an issuance of Equity Interests by a Restricted Subsidiary to the Borrower or to another Restricted Subsidiary;

            (4) the sale, lease or license of property, plant, equipment, inventory, accounts receivable or other assets in the ordinary course of business;

            (5) the sale or other disposition of cash or Cash Equivalents;

            (6) a Restricted Payment or Permitted Investment that is permitted by Section 5.6 hereof;

            (7) the licensing of intellectual property; and

            (8) sales of receivables and related assets (including contract rights) of the type specified in the definition of "Qualified Securitization Transaction" to or by a Securitization Entity for the

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                                                                               3

fair market value thereof, including consideration in the amount specified in the proviso to the definition of Qualified Securitization Transaction.

            "Asset Sale Offer": as defined in Section 5.9.

            "Assignee": as defined in Section 8.6(b).

            "Assignment and Assumption": an Assignment and Assumption, substantially in the form of Exhibit B.

            "Assignor": as defined in Section 8.6(c).

            "Bankruptcy Law": Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

            "Base Rate": the higher of (i) the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the "Prime Rate") and (ii) the federal funds effective rate from time to time plus 0.5%.

            "Base Rate Loans": Loans the rate of interest applicable to which is based upon the applicable Base Rate.

            "Benefitted Lender": as defined in Section 8.7(a).

            "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

            "Board of Directors":

            (1) with respect to a corporation, the board of directors of the corporation;

            (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; and

            (3) with respect to any other Person, the board or committee of such Person serving a similar function.

            "Borrower": as defined in the preamble hereto.

            "Borrowing Date": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

            "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, provided that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which commercial banks are not open for dealing in Dollar deposits in the London interbank market.

            "Capital Lease Obligation": at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

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                                                                               4

            "Capital Stock":

            (1) in the case of a corporation, corporate stock;

            (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

            (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

            (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "Cash Equivalents":

            (1) United States dollars or, in the case of any Foreign Restricted Subsidiary, such local currencies held by it from time to time;

            (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition;

            (3) certificates of deposit and eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any lender party to the First Lien Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Thompson Bank Watch Rating of "B" or better;

            (4) repurchase obligations for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

            (5) commercial paper having one of the two highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Service and in each case maturing within twelve months after the date of acquisition;

            (6) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition; and

            (7) Indebtedness with a rating of "A" or higher from Standard & Poor's Rating Service or "A-2" or higher from Moody's Investors Service, Inc.

            "Change of Control": the occurrence of any of the following:

            (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Borrower and its Restricted Subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act);

            (2) the adoption of a plan relating to the liquidation or dissolution of the Borrower;

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                                                                               5

            (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals and their Related Parties, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Borrower, measured by voting power rather than number of shares;

            (4) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors;

            (5) the first day on which DASI ceases to own 100% of the outstanding Equity Interests of the Borrower; or

            (6) the Borrower consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Borrower, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Borrower or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Borrower outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance).

            "Change of Control Offer": as defined in Section 5.14.

            "Change of Control Payment": as defined in Section 5.14.

            "Change of Control Payment Date": as defined in Section 5.14.

            "Closing Date": the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied, which date is May 3, 2005.

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the Administrative Agent or the Collateral Agent, on behalf of the Agents and the Lenders, to secure the Obligations.

            "Collateral Access Agreement": as defined in the Security Agreement.

            "Collateral Agent": Wilmington Trust Company, as the collateral agent for the Agents and the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

            "Collateral Document": collectively, the Security Agreement, the Mortgages and any other documents granting a Lien upon the Collateral as security for the payment of the Obligations.

            "Collection Account": as defined in the Security Agreement.

            "Commitment": as set forth on Schedule 1.1A.

            "Commonly Controlled Entity": any trade or business, whether or not incorporated, that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or,

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                                                                               6

solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "Conduit Lender": any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall be entitled to receive any greater amount pursuant to Section 2.14, 2.15, 2.16 or 8.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender.

            "Confidential Information Memorandum": the Confidential Information Memorandum dated March 2005 and furnished to certain Lenders.

            "Consolidated Cash Flow": with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus:

            (1) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Subsidiaries in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

            (2) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

            (3) consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

            (4) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash items (excluding any such non-cash items to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash items were deducted in computing such Consolidated Net Income; minus

            (5) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

            Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash items of, a Subsidiary of the Borrower shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Borrower only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Borrower by such Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

            "Consolidated Net Income": with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

            (1) the Net Income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Wholly Owned Restricted Subsidiary thereof;

            (2) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

            (3) the Net Income or loss of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded; and

            (4) the cumulative effect of a change in accounting principles shall be excluded.

            "Continuing Directors": as of any date of determination, any member of the Board of Directors of the Borrower who:

            (1) was a member of such Board of Directors on the Closing Date; or

            (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

            "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "Credit Facilities": one or more debt facilities (including, without limitation, the First Lien Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), letters of credit or other long-term indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

            "DASI": as defined in the preamble hereto and including any and all successors thereto.

            "Default": any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

            "Designated Noncash Consideration": any non-cash consideration (other than non-cash consideration that would constitute a Restricted Investment) received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is so designated as Designated Noncash Consideration pursuant to an Officers' Certificate executed by the principal executive officer and the principal financial officer of the Borrower or such Restricted Subsidiary. Such Officers' Certificate shall state the basis of such valuation, which shall be a report of a nationally recognized investment banking firm with respect to the receipt in one or a series of related transactions of Designated Noncash Consideration with a fair market value in excess of $5,000,000.

            "Designated Preferred Stock": preferred stock that is so designated as Designated Preferred Stock, pursuant to an Officers' Certificate executed by the principal executive officer and the principal financial officer of the Borrower, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (a)(iv)(C)(2) of Section 5.6 hereof.

            "Disposed Business": as defined in "Senior Leverage Ratio".

            "Disposed Subsidiary": as defined in "Senior Leverage Ratio".

            "Disposition": with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of" shall have correlative meanings.

            "Disqualified Stock": any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Maturity Date. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Borrower may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 5.6 hereof.

            "Dollars", "$" or "U.S.$": lawful currency of the United States of America.

            "Domestic Restricted Subsidiary": any Restricted Subsidiary that is a Domestic Subsidiary.

            "Domestic Subsidiary": any Subsidiary incorporated or otherwise formed under the laws of the United States of America, any state thereof or the District of Columbia.

            "EBITDA": for any period, the sum of

            (a) Consolidated Net Income of DASI and its Subsidiaries for such period excluding, to the extent reflected in determining such Consolidated Net Income, extraordinary gains and losses for such period and non-cash restructuring or other non-cash charges and gains and losses from the disposition of a Disposed Business or Disposed Subsidiary, plus

            (b) to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation, depletion, amortization, any scheduled payment of interest on (without duplication) any of the Trust Preferred Stock Debentures or the Trust Preferred Securities and any minority interest.

            "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

            "Equity Interests": Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

            "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the applicable Eurodollar Rate.

            "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
               ---------------------------------------------------
                     1.00 - Eurodollar Reserve Requirements

            "Eurodollar Reserve Requirements": for any day as applied to any Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority for the applicable Lender dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurodollar Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

            "Eurodollar Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

            "Event of Default": any of the events or circumstances specified in
Section 6, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

            "Excess Proceeds": as defined in Section 5.9.

            "Exchange Act": the Securities Exchange Act of 1934, as amended.

            "Existing Indebtedness": the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness under the First Lien Credit Agreement), in existence on the date of this Agreement, until such amounts are repaid.

            "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank, N.A. from three federal funds brokers of recognized standing selected by it.

            "First Lien Agent": the "Administrative Agent" under and as defined in the First Lien Credit Agreement.

            "First Lien Collateral Agent": the "Collateral Agent" under and as defined in the First Lien Credit Agreement.

            "First Lien Collateral Documents": the security agreement, the mortgages and each of the other agreements, instruments or documents that create or purports to create a Lien in favor of the First Lien Collateral Agent for the benefit of the Firsts Lien Lenders, in each case as refunded, replaced or refinanced from time to time.

            "First Lien Credit Agreement": that certain Amended and Restated Credit Agreement dated as of the date hereof, among the Borrower, the other borrowers and guarantors named therein, the First Lien Agent, the First Lien Collateral Agent, and the First Lien Lenders, initially providing for aggregate borrowings of up to $175,000,000, as refunded, replaced or refinanced from time to time.

            "First Lien Lenders": the "Lenders" under and as defined in the First Lien Credit Agreement.

            "First Lien Obligations": the "Secured Obligations" of the Loan Parties (as such term defined in the First Lien Credit Agreement).

            "First Lien Permitted Principal Amount": at any date, an amount equal to $250,000,000 less the aggregate amount of prepayments of term Indebtedness and reduction of revolving commitments under the First Lien Credit Agreement after the Closing Date.

            "Fixed Charges": with respect to any specified Person for any period, the sum, without duplication, of:

            (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations; plus

            (2) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

            (3) any interest expense on Indebtedness of another Person that is guaranteed by such Person or any one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or any one of its Restricted Subsidiaries, whether or not such guaranty or Lien is called upon; plus

            (4) the product of (a) all dividends, whether paid or accrued and whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of the Borrower (other than Disqualified Stock) or to the Borrower or a Restricted Subsidiary of the Borrower, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local effective tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

            "Fixed Charge Coverage Ratio": with respect to any specified Person and its Restricted Subsidiaries for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, guarantees, repays, repurchases or redeems any Indebtedness (other than ordinary working capital borrowings) or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom as if the same had occurred at the beginning of the applicable four-quarter reference period.

            In addition, for purposes of calculating the Fixed Charge Coverage
Ratio:

            (1) acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be given pro forma effect as if they had occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated on a pro forma basis in accordance with Regulation S-X under the Securities Act (giving effect to any Pro Forma Cost Savings), but without giving effect to clause (3) of the proviso set forth in the definition of Consolidated Net Income;

            (2) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

            (3) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date.

            "Foreign Restricted Subsidiary": any Restricted Subsidiary that is not a Domestic Restricted Subsidiary.

            "Foreign Subsidiary": any Subsidiary that is not a Domestic Subsidiary.

            "Funding Office": the office of the Administrative Agent specified in Section 8.2 or such other office as may be specified from time to time by the Administrative Agent or the respective Affiliate of the Administrative Agent as its funding office by written notice to DASI and the Lenders.

            "GAAP": generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which were in effect as of the 9% Notes Original Issue Date.

            "Governmental Authority": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

            "Group Members": the collective reference to DASI, the Borrower and their respective Subsidiaries.

            "guaranty": a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

            "Hedging Obligations": with respect to any specified Person, the obligations of such Person under:

            (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

            (2) other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency values or commodity prices.

            "HiddenCreek": Hidden Creek Partners LLC, a Minnesota limited liability company.

            "Indebtedness": with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of:

            (1)   borrowed money;

            (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

            (3)   banker's acceptances;

            (4)   representing Capital Lease Obligations;

            (5) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

            (6)   representing any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guaranty by the specified Person of any Indebtedness of any other Person.

            The amount of any Indebtedness outstanding as of any date shall be:

            (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

            (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

            "Indemnitee": as defined in Section 8.5.

            "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

            "Insolvent": pertaining to a condition of Insolvency.

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including registered copyrights, registered copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "Intercreditor Agreement": the Intercreditor Agreement, dated of May 3, 2005, by and among the First Priority Representative and the Second Priority Representative (in each case, as defined in the Intercreditor Agreement), the Borrower and the other Loan Parties, substantially in the form of Exhibit F.

            "Interest Expense": for any period the consolidated interest expense of DASI and its Subsidiaries for such period determined in accordance with GAAP plus dividends relating to Trust Preferred Securities, net of any interest income.

            "Interest Payment Date": (a) as to any Base Rate Loan, the last Business Day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan, the date of any repayment or prepayment made in respect thereof.

            "Interest Period": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 a.m., New York City time; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

            (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

            (ii) the Borrower may not select an Interest Period that would extend beyond the Maturity Date;

            (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

            (iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

            "Investments": with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including guaranties or other obligations), advances or capital contributions (excluding commissions, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Borrower or any Restricted Subsidiary of the Borrower sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Borrower such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Borrower, the Borrower shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of Section 5.6 hereof. The acquisition by the Borrower or any Restricted Subsidiary of the Borrower of a Person that holds an Investment in a third Person shall be deemed to be an Investment by the Borrower or such Restricted Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount determined as provided in the final paragraph Section 5.6 hereof.

            "Joinder Agreement": as defined in Section 5.20.

            "Lender Parties": the collective reference to the Agents, the Lenders, their respective Affiliates and the Indemnitees.

            "Lenders": as defined in the preamble hereto; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

            "Lien": with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

            "Loan": as defined in Section 2.1.

            "Loan Documents": this Agreement, any Notes, the Collateral Documents, the Loan Guaranty, the Intercreditor Agreement and all other agreements, instruments, documents and certificates identified in Section 4.1 executed and delivered to, or in favor of any Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Agents, as applicable, or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

            "Loan Guarantor": each Loan Party (other than the Borrower) and any other Person who becomes a Loan Party pursuant to a Joinder Agreement and their successors and assigns.

            "Loan Guaranty": Section 9 of this Agreement, as it may be amended or modified and in effect from time to time.

            "Loan Parties": each Group Member that is a party to a Loan
Document.

            "Material Adverse Effect": a material adverse effect on (a) the business, property, operations or condition (financial or otherwise) of DASI and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

            "Maturity Date": May 3, 2011, which is the sixth anniversary of the Closing Date.

            "Maximum Liability": as defined in Section 9.10.

            "Minimum Tranche": in respect of Loans comprising part of the same borrowing, or to be converted or continued under Section 2.8, a minimum amount of U.S.$10,000,000.

            "Mortgages": any mortgage, charge/mortgage of land, deed of trust or other agreement which conveys or evidences a Lien in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, on real property of a Loan Party, including any amendment, modification or supplement thereto.

            "Multiemployer Plan": a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower contributes or would have any liability on account of a Commonly Controlled Entity.

            "Net Income": with respect to any specified Person, the net income
(loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

            (1) any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with: (a) any Asset Sale; or
(b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

            (2) any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

            "Net Proceeds": the aggregate cash proceeds received by the Borrower or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case after taking into account any available tax credits or deductions and any tax sharing arrangements and amounts required to be applied to the repayment of Indebtedness, other than Senior Debt of the Borrower or a Guarantor, secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

            "9% Notes Original Issue Date": April 22, 1999, the date of the initial issuance of the Borrower's Series A 9% Senior Subordinated Notes due 2009.

            "1999 Subordinated Indenture": as defined in Section 4.1(h).

            "Non-Excluded Taxes": as defined in Section 2.15(a).

            "Non-Paying Guarantor": as defined in Section 9.11.

            "Non-Recourse Debt": Indebtedness:

            (1) as to which neither the Borrower nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

            (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Borrower or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

            (3) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Borrower or any of its Restricted Subsidiaries

            "Non-U.S. Lender": as defined in Section 2.15(d).

            "Notes": the collective reference to any promissory note evidencing Loans.

            "Obligated Party": as defined in Section 9.4.

            "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of any Loan Party to the Lender Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent, the Collateral Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

            "Offer Amount": as defined in Section 5.9.

            "Offer Period": as defined in Section 5.9.

            "Officer": with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

            "Officers' Certificate": a certificate signed on behalf of the Borrower by two Officers of the Borrower, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Borrower.

            "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

            "Participant": as defined in Section 8.6(c).

            "Paying Guarantor": as defined in the meaning assigned to such term in Section 10.11.

            "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

            "Permitted Business": the business conducted by the Borrower and its Restricted Subsidiaries on the date hereof and businesses reasonably related thereto.

            "Permitted Debt": as defined in Section 5.8.

            "Permitted Investment":

            (1)   any Investment in the Borrower or in a Restricted Subsidiary;

            (2)   Investments in Cash Equivalents;

            (3) any Investment by the Borrower or any Restricted Subsidiary of the Borrower in a Person, if as a result of such Investment:

                  (a) such Person becomes a Restricted Subsidiary of the Borrower; or

                  (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower;

            (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 5.9 hereof;

            (5) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Borrower or DASI;

            (6)   Hedging Obligations;

            (7) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (7) that are at the time outstanding, not to exceed the greater of (x) $50,000,000 and (y) 5.0% of Total Assets;

            (8) Investments existing on the Closing Date and any amendment, modification, restatement, supplement, extension, renewal, refunding, replacement, refinancing, in whole or in part, thereof;

            (9) any Investment by the Borrower or a Subsidiary of the Borrower in a Securitization Entity or any Investment by a Securitization Entity in any other Person in connection with a Qualified Securitization Transaction; provided that any Investment in a Securitization Entity is in the form of a Purchase Money Note or any equity interest;

            (10) Investments in Permitted Joint Ventures of up to $25,000,000 million outstanding at any one time;

            (11) Investments in Unrestricted Subsidiaries in an amount at any one time outstanding not to exceed $10,000,000; and

            (12) Investments in securities of trade creditors or customers received pursuant to a plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers.

            "Permitted Joint Venture": an entity characterized as a joint venture (however structured) engaged in a Permitted Business and in which the Borrower or a Restricted Subsidiary (a) owns at least 20% of the ownership interest or (b) has the right to receive at least 20% of the profits or distributions; provided that such joint venture is not a Subsidiary.

            "Permitted Liens":

            (1) Liens of the Borrower and any Guarantor securing Indebtedness and other Secured Obligations under the First Lien Credit Agreement that were permitted by the terms of this Agreement to be incurred; provided that the principal amount of Indebtedness under the First Lien Credit Agreement (excluding Hedging Obligations) at any date shall not exceed the First Lien Permitted Principal Amount at such date;

            (2)   Liens in favor of the Borrower or the Guarantors;

            (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Borrower or any Subsidiary of the Borrower; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or the Subsidiary;

            (4) Liens on property existing at the time of acquisition thereof by the Borrower or any Subsidiary of the Borrower, provided that such Liens were in existence prior to the contemplation of such acquisition;

            (5) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

            (6) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (iv) of the second paragraph of the Section 5.8 hereof covering only the assets acquired with such Indebtedness;

            (7) Liens existing on the Closing Date (other than Liens securing the First Lien Credit Agreement);

            (8) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

            (9) Liens incurred in the ordinary course of business of the Borrower or any Subsidiary of the Borrower with respect to obligations that do not exceed $5,000,000 at any one time outstanding;

            (10) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of Unrestricted Subsidiaries;

            (11) Liens on assets of a Restricted Subsidiary that is not a Guarantor that secures Indebtedness (including Acquired Indebtedness) incurred in compliance with Section 5.12 hereof;

            (12)  judgment Liens not giving rise to an Event of Default;

            (13) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Borrower or any of its Restricted Subsidiaries, including rights of offset and set-off;

            (14) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customer duties in connection with the importation of goods;

            (15) Liens on assets transferred to a Securitization Entity or on assets of a Securitization Entity, in either case incurred in connection with a Qualified Securitization Transaction;

            (16) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Borrower and its Restricted Subsidiaries;

            (17) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any

Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (18) Liens imposed by law, such as carriers', warehouseman's and mechanics' Liens in each case for sums not overdue by more than 30 days or being contested in good faith;

            (19) Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Borrower or any Guarantor to the extent such Indebtedness is permitted to be incurred in accordance with Section 5.8 hereof;

            (20) Liens securing Hedging Obligations as long as the related Indebtedness is, and is permitted under this Agreement to be, secured by a Lien on the same property securing the Hedging Obligations;

            (21) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person's obligations with respect to bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

            (22) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business;

            (23)  Liens securing obligations under the Loan Documents;

            (24) easements, zoning and building codes, rights-of-way, covenants, restrictions, conditions and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

            (25) any interest or title of a lessor under any lease or sublease entered into by the Borrower or any of its Subsidiaries in the ordinary course of its business and covering only those assets subject to such lease or sublease, as applicable, and any Liens granted by such lessor to secure such lessor's Indebtedness to any lendor or creditor; and

            (26) Liens securing obligations permitted by clause (x) of the second paragraph of Section 5.8 so long as such Liens are not senior to or pari passu with the Liens securing the Obligations under the Loan Documents and such Liens are subordinated to the Liens arising under the Loan Documents to the same extent as the Second Priority Lien is subordinated to the First Priority Lien pursuant to the Intercreditor Agreement.

            "Permitted Refinancing Indebtedness": any Indebtedness of the Borrower or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Borrower or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that:

            (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest thereon and the amount of all expenses and premiums incurred in connection therewith);

            (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

            (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Loans, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Loans on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

            (4) such Indebtedness is incurred either by the Borrower or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

            "Person": any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

            "Plan": at a particular time, any employee benefit plan (other than a Multiemployer Plan) that is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Productive Assets": assets that are used or useful in, or Capital Stock of any person engaged in, a Permitted Business.

            "Pro Forma Cost Savings": with respect to any period, the reduction in costs that occurred during the four-quarter period or after the end of the four-quarter period on or prior to the Closing Date that were directly attributable to an asset acquisition and calculated on a basis that is consistent with Article 11 of Regulation S-X under the Securities Act as in effect on the 9% Notes Original Issue Date.

            "Purchase Date": as defined in Section 5.9.

            "Qualified Securitization Transaction": any transaction or series of transactions pursuant to which the Borrower or any of its Restricted Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Entity (in the case of a transfer by the Borrower or any of its Restricted Subsidiaries) and (b) any other Person (in case of a transfer by a Securitization Entity), or may grant a security interest in, any accounts receivable or equipment (whether now existing or arising or acquired in the future) of the Borrower or any of its Restricted Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable and equipment and other assets (including contract rights and all guarantees or other obligations in respect to such accounts receivable and equipment, proceeds of such accounts receivable and equipment and other assets (including contract rights)) which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable and equipment, all of the foregoing for the purpose of providing working capital financing on terms that are more favorable to the Borrower and its Restricted Subsidiary than would otherwise be available at that time.

            "Register": as defined in Section 8.6(b).

            "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

            "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg.
Section 4043.

            "Required Lenders": at any time, the holders of more than 50% of the aggregate unpaid principal amount of the Loans then outstanding.

            "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Restricted Investment": an Investment other than a Permitted Investment.

            "Restricted Payments": as defined in Section 5.6(a)(iv).

            "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

            "Rule 144A": Rule 144A promulgated under the Securities Act.

            "SEC": the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

            "Securities Act": the Securities Act of 1933, as amended.

            "Securitization Entity": a Wholly Owned Subsidiary of the Borrower (or another Person in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers accounts receivable or equipment and related assets) that engages in no activities other than in connection with the financing of accounts receivable or equipment and that is designated by the Board of Directors of the Borrower (as provided below) as a Securitization Entity (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any other Restricted Subsidiary (excluding guarantees of obligations other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Borrower or any Restricted Subsidiary in any way other than pursuant to Standard Securitization Undertakings, (b) with which neither the Borrower nor any Restricted Subsidiary has any material contract, agreement, arrangement or understanding other than on terms no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity, and (c) to which neither the Borrower nor any Restricted Subsidiary has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

            "Security Agreement": that certain Pledge and Security Agreement, dated as of the date hereof, between the Loan Parties and the Collateral Agent, for the benefit of the Agents and the Lenders, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party or any other Person, as (as required by this Agreement or any other Loan Document), as the same may be amended, restated or otherwise modified from time to time.

            "Senior Leverage Ratio": as of the last day of any fiscal quarter, the ratio of

            (a) the total debt of DASI and its Subsidiaries as of such day, calculated in accordance with GAAP and as set forth in DASI's quarterly financial statements delivered pursuant to Section 5.1(a),

                  (i) excluding from such total debt, to the extent, if any, included therein, (A) the Trust Preferred Stock Debentures and the Trust Preferred Securities, (B) all Subordinated Indebtedness, and
            (C) the derivative instrument adjustment per GAAP associated with the Senior Unsecured Notes, and

                  (ii) subtracting from such total debt any amount of cash and cash equivalents held by DASI and its Subsidiaries on such day held free of Liens (other than Permitted Liens and customary bankers' liens), to

            (b) EBITDA for the period of four consecutive fiscal quarters ending on such day.

If DASI or any Subsidiary makes any acquisition, the Senior Leverage Ratio shall be calculated on a combined basis during the first 12 months following such acquisition based on the assumption that such acquisition had been completed (and the financial results of the acquired Person or assets had been included in the consolidated financial results of DASI beginning) on the first day of the relevant period of four consecutive fiscal quarters (but without adjustment for any cost savings or other synergies attributable to such acquisition for the period prior to the date of such acquisition).

If DASI or any Subsidiary sells or otherwise transfers any or all of its interest in any Subsidiary (the "Disposed Subsidiary") to another Person or Persons so that such Disposed Subsidiary is no longer a Subsidiary of DASI or if DASI or any Subsidiary sells or otherwise transfers substantially all of its assets in any business unit, line or plant (the "Disposed Business") to another Person or Persons that are neither DASI nor Subsidiaries, the Senior Leverage Ratio shall be calculated on a pro forma basis during the first 12 months following such sale or other transfer of such Disposed Subsidiary or Disposed Business based on the assumption that such sale or other transfer had been completed (and the financial results of such Disposed Subsidiary or Disposed Business had been excluded in the consolidated financial results of DASI beginning) on the first day of the relevant period of four consecutive fiscal quarters.

            "Senior Unsecured Notes": the 8-5/8% Senior Notes due 2012 issued or to be issued by the Borrower pursuant to the 2002 Senior Indenture.

            "Significant Subsidiary": any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

            "Standard Securitization Undertakings": representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower that are reasonably customary in an accounts receivable or equipment transactions.

            "Stated Maturity": with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

            "Subordinated Indebtedness": any unsecured Indebtedness for borrowed money junior to and subordinate to the Obligations.

            "Subsidiary": with respect to any specified Person:

            (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

            (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

            "Subsidiary Guarantor": any Loan Guarantor that is a Subsidiary of the Borrower.

            "Syndication Agent": as defined in the preamble hereto.

            "Total Assets": the total assets of the Borrower and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP, as shown on the most recently available consolidated balance sheet of the Borrower and its Restricted Subsidiaries.

            "Transferee": any Assignee or Participant.

            "Trust Preferred Securities": the Convertible Trust Originated Preferred Securities issued by the Trust Preferred Stock Trust containing substantially the terms described in the Trust Preferred Stock Prospectus.

            "Trust Preferred Stock Debentures": the 7 1/2% Convertible Subordinated Debentures issued by DASI to the Trust Preferred Stock Trust containing substantially the terms described in the Trust Preferred Stock Prospectus and relating to the Trust Preferred Securities.

            "Trust Preferred Stock Indenture": the Indenture dated as of March 20, 1998 of DASI to The First National Bank of Chicago, as trustee.

            "Trust Preferred Stock Prospectus": the Prospectus dated March 16, 1998 for Dura Automotive Systems Capital Trust Convertible Trust Preferred Securities issued by the Trust Preferred Stock Trust.

            "Trust Preferred Stock Trust": the Dura Automotive Systems Capital Trust, a special purpose Delaware business trust established by DASI, of which DASI holds all the common securities, which issued the Trust Preferred Securities, and which has lent to DASI (such loans being evidenced by the Trust Preferred Stock Debentures) the net proceeds of issuance and sale of the Trust Preferred Securities.

            "2002 Senior Indenture": as defined in Section 4.1(h).

            "Type": as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

            "United States": the United States of America.

            "Unrestricted Subsidiary": any Subsidiary of the Borrower (other than Dura UK Limited or any successor thereto) that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such Subsidiary:

            (1)   has no Indebtedness other than Non-Recourse Debt;

            (2) is not party to any agreement, contract, arrangement or understanding with the Borrower or any Restricted Subsidiary of the Borrower unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Borrower;

            (3) is a Person with respect to which neither the Borrower nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and

            (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Borrower or any of its Restricted Subsidiaries.

            Any designation of a Subsidiary of the Borrower as an Unrestricted Subsidiary shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by Section 5.6 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Borrower as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 5.8 hereof, the Borrower shall be in default of such covenant. The Board of Directors of the Borrower may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Borrower of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (1) such Indebtedness is permitted under Section 5.8 hereof, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and (2) no Default would be in existence following such designation.

            "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

            "Weighted Average Life to Maturity": when applied to any Indebtedness at any date, the number of years obtained by dividing:

            (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at the final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

            (2)   the then outstanding principal amount of such Indebtedness.

            "Wholly Owned Restricted Subsidiary": of any Person, a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person.

            "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

      1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

            (a) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", (iii) the word "incur" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" shall have correlative meanings), (iv) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time, (vi) "or" is not exclusive, and (vii) provisions apply to successive events and transactions.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                      SECTION 2. AMOUNT AND TERMS OF LOANS

      2.1 Commitments.(a) Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (a "Loan") to the Borrower on the Closing Date in an amount not to exceed the amount of the Commitment of such Lender. The Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.3 and 2.8.

      2.2 [Reserved].

      2.3 Procedure for Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date) requesting that the Lenders make the Loans on the Closing Date and specifying the amount to be borrowed. The Loans made on the

Closing Date shall initially be Base Rate Loans and, unless otherwise agreed by the Administrative Agent in its sole discretion, no Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the date that is 30 days after the Closing Date. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date each Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Loan to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders in immediately available funds.

      2.4 Repayment of Loans. The Loans shall mature in one installment on the Maturity Date.

      2.5 Fees, etc. DASI and the Borrower agree to pay to each Arranger, the Administrative Agent and the Collateral Agent the fees in the amounts and on the dates as set forth in any fee agreements with such party and to perform any other obligations contained therein.

      2.6 Optional Prepayments. (a) Subject to the requirements of the First Lien Credit Agreement, the Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent, no later than 11:00 A.M., New York City time, three Business Days prior thereto, in the case of Eurodollar Loans, and no later than 11:00 A.M., New York City time, one Business Day prior thereto, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of a specific Type of Loan and, if of a combination thereof, the amount allocable to each; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.16. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

            (b) Each optional prepayment of the Loans shall be accompanied by a prepayment fee equal to (i) during the period from the Closing Date to but excluding the first anniversary of the Closing Date, 4.0% of the aggregate principal amount of such prepayment, (ii) during the period from the first anniversary of the Closing Date to but excluding the second anniversary of the Closing Date, 2.0% of the aggregate principal amount of such prepayment and
(iii) during the period from the second anniversary of the Closing Date to but excluding the third anniversary of the Closing Date, 1.0% of the aggregate principal amount of such prepayment.

      2.7 Mandatory Offers to Prepay. The Borrower will be required to offer to prepay the Loans to the extent required by Sections 5.9 and 5.14.

      2.8 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least three (3) Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three (3) Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Required Lenders have determined in their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof.

            (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in
Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such when any Event of Default has occurred and is continuing and the Required Lenders have determined in their sole discretion not to permit such continuations. If the Borrower shall fail to give any required notice as described above in this paragraph with respect to any Loan or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

      2.9 Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to the Minimum Tranche and (b) no more than ten Eurodollar Tranches shall be outstanding at any one time for all Loans.

      2.10 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

            (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

            (c) (i) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%, and (ii) if all or a portion of any interest payable on any Loan or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans plus 2% (or, in the case of any such other amounts that do not relate to the Loans, the rate then applicable to Base Rate Loans plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well after as before judgment).

            (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

      2.11 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate, the Eurodollar Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

            (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.11(a).

      2.12 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

            (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

            (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to DASI and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

      2.13 Pro Rata Treatment and Payments. (a) The borrowing by the Borrower from the Lenders hereunder shall be made pro rata according to the respective Commitments of the Lenders.

            (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders. The amount of each principal prepayment of the Loans made pursuant to Sections 2.6 shall be applied to reduce the Loans pro rata based upon the outstanding principal amount of Loans then held by the respective Lenders. Amounts prepaid on account of the Loans may not be reborrowed.

            (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Funding Office, in immediately available funds. All payments to be made by the Borrower hereunder shall be in Dollars. The Administrative Agent shall distribute such payments to the relevant Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

            (d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to the Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent will notify DASI of such failure to fund and the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to the Loans comprising such borrowing, on demand, from the Borrower.

            (e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower. The failure of any Lender to make any Loan on the Closing Date shall not relieve any other Lender of its obligation hereunder (if any) to make a Loan on the Closing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the Closing Date.

      2.14 Requirements of Law; Illegality. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

            (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.15 and changes in the rate of tax on the overall net income of such Lender);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate; or

            (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender reasonably deems to be material, of making, converting into, continuing or maintaining Eurodollar

Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

            (b) If any Lender shall reasonably have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

            (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, the Borrower shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than nine months prior to the date that such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such nine-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            (d) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such, and convert Base Rate Loans to Eurodollar Loans, as applicable, shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.16. If circumstances subsequently change so that any affected Lender shall determine that it is no longer so affected, such Lender will promptly notify the Borrower and the Administrative Agent, and upon receipt of such notice, the obligations of such Lender to make or continue Eurodollar Loans or to convert Base Rate Loans into Eurodollar Loans, as applicable, shall be reinstated. Notwithstanding the foregoing, until such notice has been withdrawn by the Lender (which the Lender agrees to do when the circumstances that prompted the delivery of such notice no longer exist), if a Base Rate is not available to the Borrower, any Loans or Obligations or other amounts due hereunder not subject to an Interest Period determined prior to such notice shall bear interest at a rate reasonably determined from time to time by the applicable Lender to be its cost of maintaining its share of such Loans, specified Obligations or other amounts plus the Applicable Margin and any applicable overdue percentage pursuant to subsection 2.9(c).

      2.15 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

            (c) The Borrower shall indemnify each Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Non-Excluded Taxes or Other Taxes paid by such Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Non-Excluded Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by an Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

            (d) Each Lender (or Transferee) that is not a "U.S. Person" as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit D and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

            (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

            (f) Notwithstanding any other provision of this Section 2.15, no Lender shall be required to deliver any form pursuant to this Section 2.15 if such Lender informs the Administrative Agent and DASI that it is not legally permitted to deliver such form as a result of a change in any Requirement of Law after the date of this Agreement.

            (g) (i) The Borrower will not be required to pay any additional amount in respect of United States Federal tax pursuant to this Section 2.15 to any Lender or to the Administrative Agent with respect to any Lender:

                  (A) if the obligation to pay such additional amount would not have arisen but for a failure by such Lender to comply with its obligations under Section 2.15(d); or

                  (B) if such Lender shall have delivered to DASI a Form W-8BEN or W-8ECI in respect of its applicable Lending Office pursuant to Section 2.15(d), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN or W-8ECI.

            (h) If any Agent or any Lender determines, in its sole discretion, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.15 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of such Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent or such Lender in the event Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require any Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

            (i) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing Form W-8BEN pursuant to Section 2.15(d) and such Lender grants a participation in all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's Form W-8BEN as no longer valid, and such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (j) If any Lender claiming exemption from United States withholding tax by filing Form W-8ECI with the Administrative Agent pursuant to
Section 2.15(d) grants a participation in all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (k) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 2.15(d) are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

            (l) The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

      2.16 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

      2.17 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.14 or 2.15(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.14 or 2.15(a).

      2.18 Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section
2.14 or 2.15(a) or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.17 so as to eliminate the continued need for payment of amounts owing pursuant to
Section 2.14(a) or (b) or 2.15(a), (iv) the replacement financial institution shall purchase, at par, including all accrued interest and fees, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under
Section 2.16 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto,
(vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of
Section 8.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.14(a) or (b) or 2.15(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

      2.19 Evidence of Debt. The Borrower agree that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a Note of the Borrower evidencing any Loans by such Lender to the Borrower, with appropriate insertions as to date and principal amount, in form and substance reasonably acceptable to the Borrower and the Administrative Agent.

      2.20 Intercreditor Agreement. Each Lender (including each Person which becomes a Lender after the date hereof) (a) acknowledges that it has received and reviewed the Intercreditor Agreement and agrees to be bound by the terms thereof, (b) acknowledges and agrees to the terms of the Intercreditor Agreement, (c) authorizes the Administrative Agent and the Collateral Agent to perform the Intercreditor Agreement on their behalf and to take any action thereunder as determined by them to be necessary or advisable to protect the interest of the holders of Second Priority Claims (as defined in the Intercreditor Agreement) and to give effect to the Intercreditor Agreement, including the subordination of the Second Priority Lien to the First Priority Lien as described therein, (d) acknowledges that the Collateral will be subject to the senior priority of the Liens securing First Priority Obligations(as defined in the Intercreditor Agreement), subject to the terms of the Intercreditor Agreement, (e) acknowledges that the amount of the First Priority Obligations may be increased and (f) acknowledges that the Intercreditor Agreement imposes substantial restrictions on the ability of the Lenders to exercise remedies against the Loan Parties and the Collateral including during bankruptcy proceedings involving a Loan Party. Each Lender (including each Person that becomes a Lender of the date hereof) hereby (i) acknowledges that JPMorgan Chase Bank, N.A. and an affiliate of Bank of America Securities LLC are acting under the Intercreditor Agreement in multiple capacities as the Administrative Agent (as applicable), as Collateral Agent (as applicable), as First Lien Representative (as applicable), the First Lien Agent and the collateral agent under the First Lien Credit Agreement (as applicable) and First Lien Collateral Documents (as applicable) and (ii) waives any conflict of interest, now contemplated or arising hereafter, in connection therewith and agrees not to assert against JPMorgan Chase Bank, N.A. or Bank of America Securities LLC or any affiliate thereof any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto. Each Lender (including each Person that becomes a Lender after the date hereof) hereby authorizes and directs JPMorgan Chase Bank, N.A. and Wilmington Trust Company to enter into the Intercreditor Agreement on behalf of such Lender and agrees that each of JPMorgan Chase Bank, N.A. and Wilmington Trust Company, in their various capacities thereunder, may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

            To induce the Agents and the Lenders to enter into this Agreement and the Lenders to make the Loans, DASI and the Borrower hereby jointly and severally represent and warrant to the Agents and each Lender that:

      3.1 Financial Condition. The audited consolidated balance sheet of DASI and its Subsidiaries as at December 31, 2004, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date present fairly in all material respects the consolidated financial condition of DASI and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as otherwise expressly noted therein).

      3.2 No Change. Since December 31, 2004, there has been no development or event that has had a Material Adverse Effect.

      3.3 Existence; Compliance with Law. Each Loan Party and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and all governmental licenses, authorizations, consents and approvals to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except, in each case referred to in clauses (b), (c) and
(d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

      3.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents and the borrowings hereunder will not violate (i) any organizational or governing documents of any Loan Party, (ii) any material Requirement of Law or (iii) any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any material Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Collateral Documents).

      3.6 Litigation. Except as may exist with respect to matters specifically disclosed in Schedule 3.6, no litigation, dispute or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Loan Parties, threatened or contemplated by or against any Group Member or against any of their respective properties (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) as to which there exists a reasonable likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect.

      3.7 No Default. No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that, individually or together with all other such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under Section 8(g) or (h). No Event of Default or Default has occurred and is continuing.

      3.8 Ownership of Property; Liens. Each Group Member has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property necessary or used in the ordinary conduct of its respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, none of such property is subject to any Lien except as permitted by Section 5.11.

      3.9 Intellectual Property. Each Group Member owns, or is licensed to use, all Intellectual Property reasonably necessary for the conduct of its business as currently conducted except for those the failure to own or license which individually or in the aggregate, could not reasonably be expect to result in a Material Adverse Effect. To the best knowledge of DASI and or the Borrower, no material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, except which infringement could, individually or in the aggregate with all other such conflicts, not reasonably be excepted to have a Material Adverse Effect. The use of Intellectual Property by each Group Member does not infringe on the rights of any Person in any material respect, except which infringement could, individually or in the aggregate with all other such conflicts, not reasonably be excepted to have a Material Adverse Effect.

      3.10 Taxes. Except as set forth on Schedule 3.10, each Group Member has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all material taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount which is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member). There is no proposed tax assessment against any Group Member that would, if made, have a Material Adverse Effect.

      3.11 ERISA. No Reportable Event has occurred or is reasonably expected to occur that, when taken together with all other such Reportable Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of

Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by a material amount. Each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability to the Borrower or any other Loan Party under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

      3.12 Investment Company Act; Other Regulations. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

      3.13 Subsidiaries. As of the Closing Date, (a) Schedule 3.13 sets forth the name and jurisdiction of incorporation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary, except as created by the Loan Documents.

      3.14 Use of Proceeds. The proceeds of the Loans shall be used to refinance existing indebtedness and pay related fees and expenses and to provide working capital for DASI and its Subsidiaries and for general corporate purposes not in contravention of any Requirement of Law or of any Loan Documents.

      3.15 Environmental Matters. Except as disclosed in Schedule 3.15, each Loan Party and all of its respective properties and facilities have complied with all applicable Environmental Laws except in any such case where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have Material Adverse Effect.

      3.16 Accuracy of Information, etc. To the best knowledge of each Loan Party, all factual information heretofore or contemporaneously furnished by or on behalf of a Loan Party in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including the Schedules hereto) is, and all other such factual information hereafter furnished in connection with this Agreement or any other Loan Document by or on behalf of any Loan Party to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and each Lender, and such information, to the best knowledge of each Loan Party, is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. All projections prepared by or on behalf of any Loan Party contained in any documents or materials furnished to the Administrative Agent or any Lender have been prepared in good faith and represent such Loan Party's best estimates as of the date of preparation of reasonably expected future performance, but actual results may differ and such differences may be material.

      3.17 No Burdensome Restrictions. No Group Member is subject to any restrictions in any Requirement of Law which could reasonably be expected to have a Material Adverse Effect.

      3.18 Insurance. The properties of each Group Member are insured or reinsured with financially sound and reputable insurance companies, which are not Affiliates of DASI, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Group Member operates.

      3.19 Senior Debt. The Obligations of each Loan Party constitute Senior Debt of such Loan Party under the 1999 Subordinated Indenture to the extent such Loan Party is the issuer or a guarantor under the 1999 Subordinated Indenture.

      3.20 Solvency. (a) Immediately after the consummation of the transactions to occur on the date hereof and immediately following the making of the Loans, and after giving effect to the application of the proceeds of the Loans, (i) the fair value of the assets of the Loan Parties and their Subsidiaries taken as a whole (on a going concern basis), at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Loan Parties and their Subsidiaries taken as a whole; (ii) the present fair saleable value (on a going concern basis) of the property of the Loan Parties and their Subsidiaries taken as a whole will be greater than the amount that will be required to pay the probable liability of the Loan Parties and their Subsidiaries taken as a whole on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;
(iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

            (b) No Loan Party intends to, or will permit any of its Subsidiaries to, and believes that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

      3.21 Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is brought by proceedings in equity or at law)) against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens, (b) Liens perfected by possession, control or filing (including possession of any certificate of title) to the extent the Collateral Agent has not obtained or does not maintain possession of such Collateral (including constructive possession), other than as a result of any breach by a Loan Party of any of its covenants or representations under the Loan Documents, (c) Liens perfected only by filing to the extent the Collateral Agent has not made such filing and (d) First Priority Liens. Unless an Event of Default has occurred and is continuing, the Collateral Agent shall not require the filing of intellectual property Lien filings in jurisdictions outside of the United States.

      3.22 Commercial Loans. Neither the Loans or Notes nor any participation therein constitutes a "security" for the purposes of the U.S. federal securities laws and state securities or "blue sky" laws and no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body is required under the U.S. federal securities laws and state securities or "blue sky" laws in connection with the making of the Loans, the issuance of the Notes or any transfer of an interest therein by way of participation, assignment or otherwise. The Loans, the Notes and other obligations hereunder are commercial loans and not securities.

                         SECTION 4. CONDITIONS PRECEDENT

      4.1 Conditions to Closing Date. This Agreement shall become effective on the initial date on which the following conditions precedent are satisfied:

            (a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) First Lien Credit Agreement. All conditions precedent to the closing of the First Lien Credit Agreement shall have been satisfied or waived prior to or simultaneously with the closing hereunder and the terms and conditions of the First Lien Credit Agreement shall be reasonably satisfactory to the Administrative Agent.

            (c) Financial Information. The Lenders shall have received copies of the financial statements described in Section 3.1, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of DASI and its Subsidiaries, as reflected in the financial statements or projections contained in the Confidential Information Memorandum.

            (d) Approvals. All governmental and third party approvals necessary in connection with the transactions contemplated hereby shall have been obtained and be in full force and effect on reasonably satisfactory terms..

            (e) Collateral Documents. The Administrative Agent and the Collateral Agent shall have received executed copies of each Collateral Document and any additional evidence, in form and substance reasonably satisfactory to the Administrative Agent (including through the delivery of legal opinions described below) to provide the Agents and Lenders with a perfected second priority security interest in the Collateral. All action (including the making of required filings) shall have been taken to create and perfect the Liens purported to be created under the Collateral Documents.

            (f) Fees. The Lenders, the Administrative Agent and the Collateral Agent shall have received all fees invoiced and required to be paid, and all reasonable out-of-pocket expenses required to be paid for which invoices have been presented without limitation of the foregoing (including the reasonable fees and expenses of legal counsel), on or before the Closing Date. All such payments will be paid with cash on hand or proceed of Loans on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

            (g) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit A, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party and (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization.

            (h) Closing Compliance Certificate. The Administrative agent shall have received a certificate of the Borrower demonstrating that (i) this Agreement, the other Loan Documents and the Obligations are permitted under the Indenture dated as of April 18, 2002 (the "2002 Senior Indenture"), under which the Senior Unsecured Notes are issued and the Indenture dated as of April 22, 1999 (the "1999 Subordinated Indenture") under which the Borrower's 9% Senior Subordinated Notes due 2009 are issued and (ii) the Obligations constitute "Senior Debt" under the 1999 Subordinated Indenture.

            (i) Legal Opinions. The Agents shall have received the following executed legal opinions:

            (i) the legal opinion of Kirkland & Ellis LLP, counsel to DASI, the Borrower and their Subsidiaries, substantially in the form of Exhibit C; and

            (ii) if reasonably requested by the Administrative Agent, the legal opinion of local counsel (to the Borrower or the Administrative Agent, as custom dictates) as may be required by the Administrative Agent.

            (j) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects.

            (k) No Default. No Event of Default or Default shall have occurred and be continuing on the Closing Date or after giving effect to the extensions of credit requested to be made on the Closing Date.

            (l) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where assets of the Borrower and each other Loan Party are located, and such search shall reveal no liens on any of the assets of the Borrower and each other Loan Party except for liens permitted by Section 5.11 or discharged on or prior to the Closing Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent.

            (m) Insurance. The Agents shall have received evidence of insurance coverage in compliance with the terms of Section 5.09 and Section 4.12 of the Security Agreement.

            (n) Control Agreements. The Agents (or the First Lien Agent on behalf of the Agents and the Lenders) shall have received Deposit Account Control Agreements (which shall, among other things, provide for a springing blocked account to the extent provided in the First Lien Collateral Documents); provided that no such Deposit Account Control Agreements shall be required for trust and payroll accounts and petty cash accounts containing petty cash in an aggregate amount for all such petty cash accounts not to exceed $125,000 at any time outstanding.

            (o) Solvency. The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower.

            (p) Pledged Stock; Stock Powers; Pledged Notes. The Collateral Agent (or the First Lien Agent on behalf of the Agents and the Lenders) shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Collateral Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

            (q) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents to be filed, registered or recorded in order to create or continue, as applicable, in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 5.11), shall be in proper form for filing, registration or recordation.

            (r) Mortgages, etc. The Agents shall have received, with respect to each parcel of real property which is required to be subject to a Lien in favor of the Collateral Agent, each of the following, in form and substance reasonably satisfactory to the Administrative Agent:

            (i) a Mortgage (including, without limitation, reaffirmations and amendments thereto) on such property;

            (ii) ALTA or other mortgagee's title policy or endorsement thereto insuring such mortgage is a valid and enforceable continuing second priority Lien in favor of the Collateral Agent for the benefit of itself and the Lenders;

            (iii) an ALTA survey prepared and certified to the Administrative Agent by a surveyor reasonably acceptable to the Administrative Agent (or survey certificate sufficient to obtain a survey endorsement on the title policies); and

            (iv) an opinion of counsel in the state or province in which such parcel of real property is located in form and substance and from counsel reasonably satisfactory to the Administrative Agent.

            (s) Environmental Reports. The Administrative Agent shall have received the environmental reports with respect to the real properties of the Borrower and its Subsidiaries delivered pursuant to Section 4.01(s) of the First Lien Credit Agreement.

            (t) Financial Statements and Projections. The Lenders shall have received (i) DASI's annual reports on Form 10-K for fiscal years ending December 31, 2003 and December 31, 2004 and (ii) projections of the Borrower's most recent income statement, balance sheet and cash flows for the five fiscal years ending December 31, 2009 (including quarterly projections for the fiscal year ending December 31, 2005); provided that the parties agree that the Projections for fiscal years ending December 31, 2008 and December 31, 2009 may be delivered in a summary basis.

            (u) Intercreditor Agreement. All conditions precedent to the closing of the Intercreditor Agreement shall have been satisfied or waived prior to or simultaneously with the closing hereunder, and the terms and conditions of the Intercreditor Agreement shall be reasonably satisfactory to the Administrative Agent and the Borrower.

            (v) Other Documents. The Agents shall have received such other documents as the Agents, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

                              SECTION 5. COVENANTS

            DASI (where applicable) and the Borrower hereby agree that, so long as the Loans remain in effect or any other amount is owing to any Lender or any Agent hereunder, each of DASI and the Borrower shall and shall cause each of its Subsidiaries to:

      5.1 Reports.

            Whether or not required by the SEC and whether or not the Loan Parties are subject to SEC filing requirements, so long as any Loans are outstanding, the Borrower shall furnish to the Lenders, within five days of filing such reports with the SEC (but no later than the dates such reports are required to be filed with the SEC):

            (a) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Borrower was required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, report on the annual financial statements by the Borrower's certified independent accountants; and

            (b) all current reports that would be required to be filed with the SEC on Form 8-K if the Borrower were required to file such reports.

            If the Borrower has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Borrower and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Borrower.

            Reports and other filings made by DASI that include all of the information referred to in clauses (a) and (b) above with respect to DASI and its consolidated subsidiaries shall be deemed to satisfy the obligations of the Borrower set forth above as long as such reports and filings include the information required by Rule 3-10 of S-X provided that DASI does not have business operations other than those conducted through the Borrower.

      5.2 Compliance Certificate.

            (a) The Borrower shall deliver to the Administrative Agent, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Borrower and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Borrower and the Guarantors have kept, observed, performed and fulfilled their obligations under this Agreement and the other Loan Documents, and further stating, as to each such officer signing such certificate, that to the best of his or her knowledge the Borrower and the Guarantors have kept, observed, performed and fulfilled each and every covenant contained in this Agreement and the other Loan Documents and are not in default in the performance or observance of any of the terms, provisions and conditions of this Agreement and the other Loan Documents (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Borrower is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Loans is prohibited or if such event has occurred, a description of the event and what action the Borrower is taking or proposes to take with respect thereto. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice under this Agreement.

            (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section

5.1(a) above shall be accompanied by a written statement of the Borrower's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Borrower has violated any provisions of Section 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

            (c) The Borrower shall, so long as any of the Loans are outstanding, deliver to the Administrative Agent and the Collateral Agent, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Borrower is taking or proposes to take with respect thereto.

      5.3 Certificates; Other Information. The Borrower shall furnish to the Administrative Agent and each Lender (or, in the case of clause (c), to the relevant Lender):

            (a) promptly when available and in any event within ninety (90) Business Days after the last day of each fiscal year of DASI, a budget for the next succeeding fiscal year, which budget shall be prepared on a fiscal quarter by fiscal quarter basis for the next succeeding fiscal year in a manner and form permitting easy comparison to financial statements delivered pursuant to Section 5.1(a), and shall contain a projected, consolidated balance sheet and statement of consolidated cash flow and consolidated and consolidating (by division) statements of earnings of DASI and its consolidated Subsidiaries for such succeeding fiscal year, prepared in reasonable detail by an Officer of DASI;

            (b) promptly, copies of all financial statements and reports that DASI sends to its shareholders and copies of all financial statements and reports that DASI or the Borrower may make to, or file with, the SEC;

            (c) promptly, such additional financial and other information regarding the business, financial or corporate affairs of DASI or any Subsidiary as any Lender may from time to time reasonably request;

            (d) any Lien (other than Permitted Liens) placed on or asserted against any of the Collateral;

            (e) the opening of any new deposit account (other than a payroll or trust account or petty cash accounts to the extent the aggregate of deposits in all petty cash accounts do not exceed $125,000) by any Loan Party with any bank or other financial institution;

            (f) any loss, damage, or destruction to the Collateral in the amount of $20,000,000 or more, whether or not covered by insurance; and

            (g) as and when known by a Financial Officer or other senior officer of a Loan Party, any and all default notices received under or with respect to any leased location or public warehouse where material Collateral is located (which shall be delivered within two (2) Business Days after knowledge thereof);

            (h) as and when provided to the First Lien Agent, copies of the information delivered under Section 5.01(g) of the First Lien Credit Agreement; and

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                                                                              45

            (i) within 45 days of the end of any fiscal quarter, the Senior Leverage Ratio and supporting calculations as at the end of such fiscal quarter, certified by a Financial Officer.

      5.4 Taxes.

            The Borrower shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Lenders.

      5.5 Stay, Extension And Usury Laws.

            The Borrower and each of the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Borrower and each of the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Administrative Agent, but shall suffer and permit the execution of every such power as though no such law has been enacted.

      5.6 Restricted Payments.

            (a) The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

            (i) declare or pay any dividend or make any other payment or distribution on account of the Borrower's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Borrower or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Borrower's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Borrower or to the Borrower or a Restricted Subsidiary of the Borrower);

            (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Borrower) any Equity Interests of the Borrower or any direct or indirect parent of the Borrower;

            (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Loans or the Guaranties, except a payment of interest or principal at the Stated Maturity thereof; or

            (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iii) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

                  (A) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                  (B) the Borrower would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 5.8 hereof; and

                  (C) such Restricted Payment, together with the aggregate
            amount of all other Restricted Payments made by the Borrower and its Restricted Subsidiaries after the 9% Notes Original Issue Date (excluding Restricted Payments permitted by clauses (b)(ii),
            (b)(iii) and (b)(iv) below), is less than the sum, without duplication, of:

                        (1) 50% of the Consolidated Net Income of the Borrower
            for the period (taken as one accounting period) from March 31, 1999 to the end of the Borrower's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus

                        (2) 100% of the aggregate net proceeds or fair market
            value of Productive Assets received by the Borrower since the 9% Notes Original Issue Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Borrower (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Borrower that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Borrower), plus

                        (3) to the extent that any Restricted Investment that
            was made after April 18, 2002 is sold for cash or otherwise liquidated or repaid for cash, the lesser of (i) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (ii) the initial amount of such Restricted Investment, plus

                        (4) without duplication of any amounts included in
            clause (2) above, 100% of the aggregate Net Proceeds or the fair market value of Productive Assets received by the Borrower as common equity contributions by a holder of the Equity Interests of the Borrower (excluding any net proceeds from an equity contribution which has been financed, directly or indirectly using funds (x) borrowed from the Borrower or any of its Subsidiaries, unless and until and to the extent such borrowing is repaid or (y) contributed, extended, guaranteed or advanced by the Borrower or by any of its Subsidiaries); plus

                        (5) any dividends paid in cash or Productive Assets
            received by the Borrower or a Restricted Subsidiary of the Borrower after the 9% Notes Original Issue Date from any Unrestricted Subsidiary to the extent that such dividends were not otherwise included in Consolidated Net Income; plus

                        (6) to the extent that any Unrestricted Subsidiary is
            redesignated as a Restricted Subsidiary after April 18, 2002, the fair market value of the Borrower's Investment in such Subsidiary (which consists of cash or Productive Assets) as of the date of such redesignation.

            (b) So long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions shall not prohibit:

            (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Agreement;

            (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of DASI, the Borrower or any Guarantor or of any Equity Interests of DASI, the Borrower or any Restricted Subsidiary in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary of the Borrower) of, Equity Interests of the Borrower (other than Disqualified Stock) or capital contribution from DASI; provided that the amount of any such net proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause
      (a)(iv)(C)(2) above;

            (iii) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Borrower or any Guarantor with the net proceeds from an incurrence of Permitted Refinancing Indebtedness;

            (iv) the payment of any dividend by a Restricted Subsidiary of the Borrower to the holders of its Equity Interests on a pro rata basis;

            (v) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of DASI, the Borrower or any Restricted Subsidiary of the Borrower held by any employee, officer or director (in each case either current or former) of the Borrower (or any of its Restricted Subsidiaries) pursuant to any management equity subscription agreement or stock plan; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $5,000,000 in any twelve-month period;

            (vi) cash dividends or loans from the Borrower to DASI for the purpose of permitting DASI to pay its ordinary operating expenses (including, without limitation, directors' fees, indemnification obligations, professional fees, and expenses, etc.) in an aggregate amount not to exceed $5,000,000 in any twelve-month period;

            (vii) payments to DASI not to exceed $100,000 in any fiscal year, solely to enable DASI to make payments to holders of its Capital Stock in lieu of issuance of fractional shares of its Capital Stock;

            (viii) repurchases of Capital Stock deemed to occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price thereof;

            (ix) the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued after the 9% Notes Original Issue Date; provided that, at the time of such issuance, the Borrower, after giving effect to such issuance on a pro forma basis, would have had a Fixed Charge Coverage Ratio of at least 2.0 to 1.0;

            (x) other Restricted Payments in an aggregate amount not to exceed $10,000,000 since the 9% Notes Original Issue Date;

            (xi) the distribution, as a dividend or otherwise, of shares of Capital Stock of any Unrestricted Subsidiary of the Borrower;

            (xii) cash dividends or loans from the Borrower to DASI in amounts equal to amounts required for DASI to pay franchise taxes and Federal, state and local taxes to the extent such income taxes are attributable to the income of the Borrower and its Restricted Subsidiaries;

            (xiii) dividends from the Borrower to DASI in an amount sufficient to pay dividends on DASI's 7-1/2% Convertible Trust Preferred Securities due 2028, that are outstanding on the Closing Date;

            (xiv) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness from Net Proceeds to the extent not prohibited under Section 5.9 of this Agreement; and

            (xv) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Borrower following a Change of Control after the Borrower shall have complied with the provisions of Section 5.14, including payment of the applicable Change of Control Payment.

            The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Borrower or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this Section 5.6 shall be determined by the Board of Directors whose resolution with respect thereto shall be delivered to the Administrative Agent. The Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $10,000,000. Not later than the date of making any Restricted Payment, the Borrower shall deliver to the Administrative Agent an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 5.6 were computed, together with a copy of any fairness opinion or appraisal required by this Agreement.

      5.7 Dividend And Other Payment Restrictions Affecting Restricted Subsidiaries.

            The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

            (i) pay dividends or make any other distributions on its Capital Stock to the Borrower or any of the Borrower's Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Borrower or any of the Borrower's Restricted Subsidiaries;

            (ii) make loans or advances to the Borrower or any of the Borrower's Restricted Subsidiaries; or

            (iii) transfer any of its properties or assets to the Borrower or any of the Borrower's Restricted Subsidiaries.

            However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

            (i) Existing Indebtedness as in effect on the date of this Agreement;

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                                                                              49

            (ii) this Agreement, the Loans, the Guaranties and the First Lien Credit Agreement;

            (iii) indebtedness incurred by a Foreign Restricted Subsidiary that is not a Guarantor in compliance with Section 5.12;

            (iv) applicable law, regulation or order;

            (v) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Borrower or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Agreement to be incurred;

            (vi) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

            (vii) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (iii) of the preceding paragraph;

            (viii) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending its sale or other disposition;

            (ix) Liens securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien;

            (x) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements entered into in the ordinary course of business;

            (xi) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

            (xii) customary provisions in agreements with respect to Permitted Joint Ventures;

            (xiii) Indebtedness incurred after the date of this Agreement in accordance with the terms of this Agreement; provided; that the restrictions contained in the agreements governing such new Indebtedness are, in the good faith judgment of the Board of Directors of the Borrower, not materially less favorable, taken as a whole, to the holders of the Loans than those contained in the agreements governing Indebtedness outstanding on the date of this Agreement;

            (xiv) any encumbrance or restriction of a Securitization Entity effected in connection with a Qualified Securitization Transaction; and

            (xv) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (xiv) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Board of Directors of the

      Borrower, no more restrictive with respect to such dividend and other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

      5.8 Incurrence Of Indebtedness and Issuance of Preferred Stock.

            The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired
Debt), and the Borrower shall not issue any Disqualified Stock and shall not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that the Borrower may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock, and the Guarantors may incur Indebtedness (including Acquired Debt) or issue preferred stock, if in each case the Fixed Charge Coverage Ratio for the Borrower's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least
2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the preferred stock or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

            The first paragraph of this Section 5.8 shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

            (i) the incurrence by the Borrower and any Restricted Subsidiary of Indebtedness and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (i) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Borrower and its Restricted Subsidiaries thereunder) not to exceed $400,000,000 less the aggregate amount of all Net Proceeds of Asset Sales applied by the company or any of its Restricted Subsidiaries to repay any Indebtedness under the Credit Facilities and to effect a corresponding commitment reduction thereunder pursuant to Section 5.9 of this Agreement;

            (ii) the incurrence by the Borrower and its Restricted Subsidiaries of the Existing Indebtedness;

            (iii) Indebtedness under this Agreement and the other Loan
      Documents;

            (iv) the incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Borrower or such Restricted Subsidiary, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (iv), not to exceed 5% of Total Assets at any time outstanding;

            (v) the incurrence by the Borrower or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, Indebtedness (other than intercompany Indebtedness) that was permitted by this Agreement to be incurred under the first paragraph of this Section
      5.8 or clauses (ii), (iii), (iv), (v) or (x) of this paragraph;

            (vi) the incurrence by the Borrower or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Borrower and any of its Restricted Subsidiaries; provided, however, that:

                  (A) if the Borrower or any Guarantor is the obligor on such
            Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Loans, in the case of the Borrower, or the Guaranty of such Guarantor, in the case of a Guarantor; and

                  (B) (1) any subsequent issuance or transfer of Equity
            Interests that results in any such Indebtedness being held by a Person other than the Borrower or a Restricted Subsidiary thereof and (2) any sale or other transfer of any such Indebtedness to a Person that is not either the Borrower or a Restricted Subsidiary thereof shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Borrower or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (vi);

            (vii) the incurrence by the Borrower or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing, hedging or managing interest rates with respect to Indebtedness that is permitted by the terms of this Agreement to be outstanding or to hedge exposure to foreign currency fluctuations or commodity price risk with respect to any commodity purchases;

            (viii) (A) the guarantee by the Borrower or any of the Guarantors of Indebtedness of the Borrower or a Guarantor that was permitted to be incurred by another provision of this Section 5.8; and

                  (B) the guarantee by any Restricted Subsidiary of the Borrower that is not a Guarantor of Indebtedness of another Restricted Subsidiary of the Borrower that is not a Guarantor that was permitted to be incurred by another provision of this Section 5.8;

            (ix) the accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock; provided, in each such case, that the amount thereof is included in Fixed Charges of the Borrower as accrued;

            (x) the incurrence by the Borrower or any of its Restricted Subsidiaries of additional Indebtedness or Disqualified Stock in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (x), not to exceed $50,000,000;

            (xi) the incurrence by the Borrower's Unrestricted Subsidiaries of Non-Recourse Debt, provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of the Borrower that was not permitted by this clause (xi);

            (xii) the incurrence of Indebtedness (including letters of credit) in respect of workers' compensation claims, self-insurance obligations, performance, surety, bid or similar bonds and completion guaranties provided by the Borrower or one of its Restricted Subsidiaries in the ordinary course of business and consistent with past practices;

            (xiii) Indebtedness arising from agreements of the Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Restricted Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Borrower and its Restricted Subsidiaries in connection with such disposition;

            (xiv) the incurrence by a Securitization Entity of Indebtedness in a Qualified Securitization Transaction that is Non-Recourse Debt (except for Standard Securitization Undertakings) with respect to the Borrower and its other Restricted Subsidiaries;

            (xv) Indebtedness of the Borrower evidenced by promissory notes subordinated to the Loans issued to employees of the Borrower and its Subsidiaries in lieu of cash payment at any time for Equity Interests of DASI being repurchased from such employees; provided; that the aggregate amount of such Indebtedness does not exceed $5,000,000 at any one time outstanding;

            (xvi) guaranties of Indebtedness of any other person incurred by the Borrower or a Restricted subsidiary in the ordinary course of business in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

            (xvii) Indebtedness consisting of take-or-pay obligations contained in supply agreements entered into by the Borrower or its Subsidiaries in the ordinary course; and

            (xviii) Indebtedness of Foreign Restricted Subsidiaries that are not Guarantors permitted by Section 5.12 hereof.

            The Borrower will not incur any Indebtedness (including Permitted
Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Borrower unless such Indebtedness is also contractually subordinated in right of payment to the Loans on substantially identical terms, provided that no Indebtedness of the Borrower will be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Borrower solely by virtue of being unsecured or having a junior Lien.

            For purposes of determining compliance with this Section 5.8, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (xvii) above, or is entitled to be incurred pursuant to the first paragraph of this Section 5.8, the Borrower shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 5.8. All borrowings outstanding on the date of this Agreement under the Credit Facilities will be deemed to have been borrowed pursuant to clause (i) of the definition of Permitted Debt.

      5.9 Asset Sales.

            The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

            (i) the Borrower (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of (as determined in good faith by the Borrower);

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                                                                              53

            (ii) such fair market value is determined by the Borrower's Board of Directors and evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Administrative Agent; and

            (iii) at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision, each of the following shall be deemed to be cash:

                  (A) any liabilities (as shown on the Borrower's or such Restricted Subsidiary's most recent balance sheet) of the Borrower or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Loans or any related Subsidiary Guaranty) that are expressly assumed by the transferee of any such assets;

                  (B) any securities, notes or other obligations received by the Borrower or any such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash within 180 days after the consummation of such Asset Sale (to the extent of the cash received in that conversion); and

                  (C) any Designated Noncash Consideration received by the Borrower or any of its Restricted Subsidiaries in such Asset Sale; provided that the aggregate fair market value (as determined above) of such Designated Noncash Consideration, taken together with the fair market value at the time of receipt of all other Designated Noncash Consideration received pursuant to this clause (C) less the amount of Net Proceeds previously realized in cash from prior Designated Noncash Consideration, is less than 5.0% of Total Assets at the time of the receipt of such Designated Noncash Consideration (with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value).

            Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Borrower may apply such Net Proceeds at its option:

            (i) to repay the Borrower's secured Indebtedness (other than subordinated Indebtedness) under the Credit Facilities and, if such Indebtedness repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect thereto;

            (ii) to acquire all or substantially all of the assets of, or a majority of the Voting Stock of, another Permitted Business;

            (iii) to make a capital expenditure;

            (iv) to acquire other long-term assets that are used or useful in a Permitted Business;

            (v) any combination of the foregoing; and/or

            (vi) subject to the requirements of the First Lien Credit Agreement, to prepay the Loans with the Net Proceeds of such Asset Sale.

            Pending the final application of any such Net Proceeds, the Borrower may invest such Net Proceeds in any manner that is not prohibited by this Agreement.

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                                                                              54

            Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph will constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $20,000,000, the Borrower will, subject to the requirements of the First Lien Credit Agreement, make an offer (each, an "Asset Sale Offer") to all Lenders and all holders of other Indebtedness that is pari passu with the Loans containing provisions similar to those set forth in this Agreement with respect to offers to purchase or redeem with the proceeds of sales of assets to prepay the maximum principal amount of Loans and prepay, purchase or redeem such other pari passu Indebtedness that may be purchased out of the Excess Proceeds pursuant to Section 2.7. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount plus accrued and unpaid interest and liquidated damages, if any, to the date of purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Borrower may use such Excess Proceeds for any purpose not otherwise prohibited by this Agreement. If the aggregate principal amount of Loans and such other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Administrative Agent shall select the Loans and such other pari passu Indebtedness to be purchased on a pro rata basis based on the principal amount of Loans and such other pari passu Indebtedness tendered. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

            To the extent that the provisions of any securities laws or regulations conflict with the Asset Sales provisions of this Agreement with respect to prepayment, purchase or redemption of other pari passu Indebtedness, the Borrower will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Asset Sales provisions of this Agreement by virtue of such conflicts.

            In the event that, pursuant to this Section 5.9, the Borrower shall be required to commence an Asset Sale Offer, it shall follow the procedures specified below.

            The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Borrower shall prepay the principal amount of Loans required to be prepaid pursuant to this Section 5.9 (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Loans tendered in response to the Asset Sale Offer.

            Upon the commencement of an Asset Sale Offer, the Borrower shall send, by first class mail, a notice to the Administrative Agent and each of the Lenders, with a copy to the Administrative Agent. The notice shall contain all instructions and materials necessary to enable the Lenders to tender Loans pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Lenders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

            (a) that the Asset Sale Offer is being made pursuant to this Section
5.9 and the length of time the Asset Sale Offer shall remain open;

            (b) the Offer Amount, the purchase price and the Purchase Date;

            (c) that any Loan not tendered or accepted for payment shall continue to accrue interest;

            (d) that unless the Borrower defaults in making such prepayment, any Loan accepted for prepayment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

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                                                                              55

            (e) that Lenders electing to have Loans prepaid pursuant to an Asset Sale Offer may only elect to have all of such Loans prepaid and may not elect to have only a portion of such Loans prepaid;

            (f) that Lenders shall be entitled to withdraw their election if the Borrower receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Lender, the principal amount of Loans tendered for prepayment and a statement that such Lender is withdrawing its election to have such Loan prepaid;

            (g) that, if the aggregate principal amount of Loans tendered by the Lenders exceeds the Offer Amount, the Borrower shall prepay the Loans to be prepaid on a pro rata basis; and

            (h) that Lenders whose Loans were prepaid only in part shall, if required, be issued new Notes equal in principal amount to the remaining outstanding principal amount of their Loans.

            On or before the Purchase Date, the Borrower shall to the extent lawful, prepay, on a pro rata basis to the extent necessary, the Offer Amount of Loans tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Loans tendered, and shall deliver to the Administrative Agent an Officers' Certificate stating that such Loans were accepted for prepayment by the Borrower in accordance with the terms of this
Section 5.9. The Borrower, if requested, shall promptly issue a new Note to each Lender, in a principal amount equal to the remaining outstanding principal amount of such Lender's Loans. The Borrower shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

      5.10 Transactions With Affiliates.

            The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

            (i) such Affiliate Transaction is on terms that are no less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with an unrelated Person; and

            (ii) the Borrower delivers to the Administrative Agent:

                  (A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5,000,000, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; and

                  (B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $15,000,000, an opinion as to the fairness to the Borrower or the relevant Restricted Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

            The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:

            (i) any employment agreement entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Borrower or such Restricted Subsidiary;

            (ii) transactions between or among the Borrower and/or its Restricted Subsidiaries;

            (iii) payment of reasonable directors fees to Persons who are not otherwise Affiliates of the Borrower;

            (iv) sales of Equity Interests (other than Disqualified Stock) to Affiliates of the Borrower;

            (v) Restricted Payments that are permitted by the provisions of this Agreement described in Section 5.6 hereof;

            (vi) providing indemnity to officers, directors, or employees of the Borrower or any of its Subsidiaries as determined in good faith by the Board of Directors of the Borrower;

            (vii) the payment of customary management, consulting and advisory fees and related expenses to Hidden Creek or its affiliates consistent with past practices, including, without limitation, in connection with acquisitions, divestitures or financings by DASI, the Borrower or any of the Borrower's Restricted Subsidiaries;

            (viii) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under the terms of, any agreement to which it is a party as of the date of this Agreement, and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the company or any of its Restricted Subsidiaries of obligations under, any future amendment to any such existing agreement or under any similar agreement entered into after the date of this Agreement shall only be permitted by this clause to the extent that the terms of any such amendment or similar agreement are not disadvantageous to the Lenders in any material respect;

            (ix) transactions effected as part of a Qualified Securitization Transaction;

            (x) transactions with customers, joint venture partners, clients and suppliers, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to the Borrower or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors of the Borrower;

            (xi) the grant of stock options, restricted stock or similar rights to the Borrower's employees, directors and consultants pursuant to plans approved by the Board of Directors of the Borrower; and

            (xii) loans or advances to employees or consultants in the ordinary course of business and consistent with past practices, which are approved by a majority of the Board of Directors of the Borrower in good faith.

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                                                                              57

      5.11 Liens.

            The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on any asset now owned or hereafter acquired, except Permitted Liens, without making, or causing such Subsidiary to make, effective provisions for securing the Loans or, in respect of Liens on any Guarantor's property or assets, any Guarantee of such Guarantor, (x) equally and ratably with such Indebtedness as to such property or assets for so long as such Indebtedness will be so secured or (y) in the event such Indebtedness is subordinated Indebtedness, prior to such Indebtedness as to such property or assets for so long as such Indebtedness will be so secured. Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 5.11 (except clause (1) of the definition of "Permitted Liens") may at any time attach to any Loan Party's (1) Accounts, other than those permitted under clause (8), (12),
(23) and (26) of the definition of Permitted Liens and (2) Inventory, other than those permitted under clauses (8), (12), (18), (23) and (26) of the definition of Permitted Liens.

      5.12 Limitation On Foreign Indebtedness.

            The Borrower shall not permit any Foreign Restricted Subsidiary of the Borrower that is not a Guarantor to, directly or indirectly, incur any Indebtedness (including Acquired Debt) (other than intercompany Indebtedness permitted under clause (vi) of the second paragraph of Section 5.8), unless:

            (i) after giving effect to the incurrence of such Indebtedness and the receipt of the application of the proceeds thereof:

                  (A) if, as a result of the incurrence of such Indebtedness such Foreign Restricted Subsidiary will become subject to any restriction or limitation on the payment of dividends or the making of other distributions,

                        (1) the Fixed Charge Coverage Ratio of Foreign
            Restricted Subsidiaries that are not Guarantors (determined on a pro forma basis for the last four fiscal quarters for which internal financial statements are available at the date of determination) is greater than 2.5 to 1; and

                        (2) the Borrower's Fixed Charge Coverage Ratio
            (determined on a pro forma basis for the last four fiscal quarters of the Borrower for which internal financial statements are available at the date of determination) is greater than 2.0 to 1; and

                  (B) in any other case, the Borrower's Fixed Charge Coverage
            Ratio (determined on a pro forma basis for the last four fiscal quarters of the Borrower for which internal financial statements are available at the date of determination) is greater than 2.0 to 1; and

            (ii) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness.

            In the event that any Indebtedness incurred pursuant to clause
(i)(B) of the foregoing paragraph is proposed to be amended, modified or otherwise supplemented such that the payment of dividends or the making of other distributions becomes subject in any manner to any restriction or limitation, the Borrower will not permit the Restricted Subsidiary to so amend, modify or supplement such Indebtedness unless such Indebtedness could be incurred pursuant to the terms of clause (i)(A) of the foregoing paragraph.

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                                                                              58

            All calculations required under the prior two paragraphs hereof shall be made in a manner consistent with the calculations required under
Section 5.8.

      5.13 Corporate Existence.

            Subject to Section 5.18 hereof, the Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Borrower or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Borrower and its Subsidiaries; provided, however, that the Borrower shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Lenders.

      5.14 Offer To Repurchase Upon Change Of Control.

            If a Change of Control occurs, each Lender will have the right to require the Borrower to prepay all or any part of that Lender's Loans and other Obligations owed to such Lender pursuant to the offer described below (the "Change of Control Offer"). In the Change of Control Offer, the Borrower shall offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of Loans prepaid plus accrued and unpaid interest thereon to the date of purchase plus any other Obligations and to such Lender (the "Change of Control Payment"). Within 30 days following any Change of Control, unless the Borrower has exercised its right to prepay the Loans pursuant to Section 2.6, the Borrower shall mail a notice to the Administrative Agent and each Lender describing the transaction or transactions that constitute the Change of Control and offering to prepay the Loans on the prepayment date specified in such notice (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as required by law (the "Change of Control Payment Date")), pursuant to the procedures required by this Agreement and described in such notice.

            On the Change of Control Payment Date, the Borrower shall, to the extent lawful:

            (i) prepay all Loans or portions thereof properly tendered pursuant to the Change of Control Offer; and

            (ii) deliver or cause to be delivered to the Administrative Agent an Officers' Certificate stating the aggregate principal amount of Loans or portions thereof being prepaid by the Borrower.

            The Borrower shall promptly issue (upon the request of any Lender) a new Note equal in principal amount to the portion of the Loans that remains outstanding, if any.

            Prior to complying with any of the provisions of this Section 5.14, but in any event within 90 days following a Change of Control, the Borrower will either repay all secured indebtedness outstanding under the First Lien Credit Agreement or obtain the requisite consents, if any, under the First Lien Credit Agreement to permit the repayment of Loans required by this covenant. If the Borrower does not obtain such consents or repay such borrowings, the Borrower will be prohibited from prepaying the Loans. The Borrower will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

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                                                                              59

            The Borrower shall not be required to make a Change of Control offer upon a Change of Control if a third party makes the Change of Control offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 5.14 and prepays or purchases all Loans outstanding under such Change of Control Offer.

      5.15 Designation Of Restricted And Unrestricted Subsidiaries.

            The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the Subsidiary so designated shall be deemed to be an Investment made as of the time of such designation and shall either reduce the amount available for Restricted Payments under clause (a)(iv)(C)(ii) of Section
5.6 hereof or reduce the amount available for future Investments, as the Borrower shall determine. That designation shall only be permitted if such Investment would be permitted at the time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if the redesignation would not cause a Default.

      5.16 Payments For Consent.

            The Borrower and DASI will not, and will not permit any of their Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Lender for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement unless such consideration is offered to be paid and is paid to all Lenders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

      5.17 Merger, Consolidation, or Sale Of Assets.

            The Borrower shall not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Borrower is the surviving corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Borrower and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:

            (i) either: (a) the Borrower is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation, partnership, limited liability company or trust organized or existing under the laws of the United States, any state thereof or the District of Columbia;

            (ii) the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Borrower under this Agreement pursuant to agreements reasonably satisfactory to the Administrative Agent;

            (iii) immediately after such transaction no Default or Event of Default exists; and

            (iv) the Borrower or the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made shall, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the

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                                                                              60

      beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 5.8 hereof.

            In addition, the Borrower shall not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. The provisions of this section 5.18 shall not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Borrower and any Guarantor.

      5.18 Successor Corporation Substituted.

            Upon any consolidation or merger, or any sale, assignment, transfer, conveyance or other disposition of all or substantially all of the assets of the Borrower in accordance with Section 5.17 hereof, the successor corporation formed by such consolidation or into or with which the Borrower is merged or to which such sale, assignment, transfer, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, conveyance or other disposition, the provisions of this Agreement referring to the "Borrower" shall refer instead to the successor corporation and not to the Borrower), and may exercise every right and power of the Borrower under this Agreement with the same effect as if such successor Person had been named as the Borrower herein; provided, however, that the predecessor Borrower shall not be relieved from the obligation to pay the principal of and interest on the Loans except in the case of a sale of all of the Borrower's assets that meets the requirements of Section 5.18 or other obligations hereof.

      5.19 Additional Collateral; Further Assurances. (a) Subject to applicable law, each Loan Party shall, unless the Required Lenders otherwise consent, cause each of its Domestic Subsidiaries formed or acquired after the date of this Agreement in accordance with the terms of this Agreement to become a Loan Party by executing the Joinder Agreement set forth as Exhibit E hereto (the "Joinder Agreement"). Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Collateral Agent, for the benefit of the Agents and the Lenders, in any property of such Loan Party which constitutes Collateral, including any parcel of real property valued in excess of $1,000,000 which is located in the U.S. owned by any Loan Party.

            (b) Each Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries, and (ii) 65% of the issued and outstanding Capital Stock of each Foreign Subsidiary directly owned by the Borrower or any other Loan Party to be subject at all times to a first priority, perfected Lien (subject only to the Lien securing the First Priority Obligations and Permitted Liens) in favor of the Collateral Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request.

            (c) Without limiting the foregoing, each Loan Party will, and will cause each of the Subsidiaries which is required to become a Loan Party pursuant to the terms of this Agreement to, execute and deliver, or cause to be executed and delivered, to the Agents, as applicable, such documents and agreements, and will take or cause to be taken such actions as the Agents may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents, including but not limited to all items of the type required by Section 4.1 (as applicable).

            (d) To the extent permitted hereunder, if any Loan Party proposes to acquire a fee ownership interest in real property valued in excess of $1,000,000 and located in the United States after the date of this Agreement, it shall contemporaneously with such acquisition provide to the Agents a

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                                                                              61

mortgage or deed of trust granting the Collateral Agent a second priority Lien on such real property (subject to Permitted Liens), together with mortgage title insurance commitment, real property survey, local counsel opinion(s), and, if required by the Administrative Agent, flood insurance, and such other documents, instruments or agreements reasonably requested by the Administrative Agent, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

            (e) DASI will not permit any Domestic Subsidiary to become an obligor with respect to any First Priority Obligations or to pledge any property, whether now existing or hereafter acquired, to secure any First Priority Obligations unless such Subsidiary is a Loan Party under the Loan Documents and pledges such property to secure the Obligations.

      5.20 No Credit Support. No Group Member will guarantee or otherwise become liable for payment of Subordinated Indebtedness or the Senior Unsecured Notes unless such Group Member shall have executed and delivered a Loan Guaranty and applicable Collateral Documents in favor of the Lenders.

      5.21 Amendments to Other Documents. DASI and the Borrower shall not permit any material amendment, waiver, consent, supplement or other modification materially adverse to the Lenders with respect to the Senior Unsecured Notes or the Subordinated Indebtedness without the prior written consent of the Required Lenders.

      5.22 Insurance. Each Loan Party will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable independent insurance carriers having a financial strength rating of at least A+ by A.M. Best Company insurance against: (i) loss or damage by fire and loss in transit;
(ii) theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; (iii) business interruption; (iv) general liability; and (v) and such other hazards, each as is customary for companies of a similar size engaged in similar business under similar circumstances as such Person. All such insurance shall be in amounts, cover such assets and be under policies reasonably acceptable to the Administrative Agent in its reasonable discretion. No Loan Party will use or permit any property to be used in any manner that would render inapplicable any material insurance coverage. Subject to the requirements of the First Lien Credit Agreement and the First Lien Collateral Documents, any insurance or condemnation net cash proceeds received from a casualty or condemnation (or related casualties or condemnations) by the Loan Parties, less any amount expended or committed to be expended prior to the earlier of (x) the date occurring one year after receipt of such proceeds and
(y) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower's business with all or any portion of such proceeds, shall be immediately forwarded to the Administrative Agent and applied as if such proceeds were Net Proceeds of an Asset Sale.

      5.23 Restrictive Agreements. No Loan Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of such Loan Party or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule
5.23 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) the foregoing shall not apply to customary

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                                                                              62

provisions in leases restricting the assignment thereof; (vi) the foregoing shall not apply to restrictions in the 2002 Senior Indenture similar to those in effect on the Closing Date; (vii) the foregoing shall not apply to restrictions in the First Lien Credit Agreement and the First Lien Collateral Documents similar to those in effect on the Closing Date and (viii) the foregoing shall not apply to agreements evidencing Indebtedness permitted pursuant to Section
5.12 to the extent such restrictions relate solely to Foreign Subsidiaries and their assets.

      5.24 Collateral Access Agreements. Within forty-five (45) days following the Closing Date, each Loan Party shall use commercially reasonable efforts to deliver to the Agents each Collateral Access Agreement required to be provided pursuant to Section 4.13 of the Security Agreement.

      5.25 DASI. DASI shall not engage in any trade or business, or own any assets (other than the Capital Stock of its Subsidiaries) or incur any Indebtedness (other than the Obligations, First Lien Obligations, the other guarantees of DASI to the extent otherwise permitted hereunder and pledges of its assets pursuant to the terms of the Collateral Documents and the First Lien Collateral Documents (and subject to the Intercreditor Agreement)).

                          SECTION 6. EVENTS OF DEFAULT

            If any of the following events shall occur and be continuing:

            (a) default for 30 days in the payment when due of interest on the Loans or other amounts owed under the Loan Documents (other than as described in clause (b));

            (b) default in payment when due of the principal on the Loans;

            (c) failure by the Borrower or any of its Restricted Subsidiaries or DASI to comply with any of the provisions of Section 5.18 hereof;

            (d) failure by the Borrower or any of its Restricted Subsidiaries or DASI for 60 days after specified notice to comply with any of the other agreements in this Agreement and the other Loan Documents;

            (e) default under any mortgage, indenture or instrument under which there is issued and outstanding any Indebtedness for money borrowed by the Borrower or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Borrower or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date hereof, if that default:

            (i) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or

            (ii) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20,000,000 or more;

            (f) failure by the Borrower or any of its Restricted Subsidiaries or DASI to pay final judgments aggregating in excess of $20,000,000, which judgments are not paid, vacated, discharged or stayed or non-appealable for a period of 60 days and in the event such judgment is covered by insurance,

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                                                                              63

an enforcement proceeding has been commenced by any creditor upon such judgment or decree which is not properly stayed;

            (g) DASI, the Borrower or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:

            (i) commences a voluntary case;

            (ii) consents to the entry of an order for relief against it in an involuntary case;

            (iii) consents to the appointment of a custodian of it or for all or substantially all of its property;

            (iv) makes a general assignment for the benefit of its creditors; or

            (v) generally is not paying its debts as they become due; or

            (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            (i) is for relief against DASI or the Borrower or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

            (ii) appoints a custodian of DASI or the Borrower or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of the Borrower or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

            (iii) orders the liquidation of the Borrower or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

            and the order or decree remains unstayed and in effect for 60 consecutive days; or

            (i) except as permitted by this Agreement, any Guaranty is held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under such Guarantor's Loan Guaranty;

            (j) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest (subject to the First Priority Lien pursuant to the Intercreditor Agreement) in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document;

then, and in any such event, (A) if such event is an Event of Default specified in clause (g) or (h) above the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrowers.

                             SECTION 7. THE AGENTS

      7.1 Appointment. (a) Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents (including directing the Collateral Agent to take action with respect to the Collateral) and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

            (b) Each Lender hereby irrevocably designates and appoints the Collateral Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent. The Collateral Agent shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 7 with respect to any acts taken or omissions suffered by the Collateral Agent in connection with its acting as Collateral Agent as fully as if the term "Administrative Agent", as used in this Section 7, included the Collateral Agent with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Collateral Agent.

      7.2 Collateral Matters Each Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain a perfected security interest in and Liens upon the Collateral granted pursuant to the Loan Documents.

      7.3 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

      7.4 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates (collectively, the "Related Parties") shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this

Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents or any of its Related Parties under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

      7.5 Reliance by Agents. Each Agent and its Related Parties shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to DASI or the Borrower), independent accountants and other experts selected by such Agent. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent and its Related Parties shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent and its Related Parties shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. The Loan Parties and the Administrative Agent will furnish such information about the Collateral, the Borrower, the Loan Guarantors and any other information reasonably available to them that the Collateral Agent deems necessary to exercise any of the rights or powers vested in it by the Loan documents as the Collateral Agent may reasonably request from time to time. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder or under any of the other Loan Documents, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent is deemed to have knowledge of such matters, or as to taking of any necessary steps to preserve rights against any parties or any other wrights pertaining to any Collateral (including the filing of UCC Continuation Statements). The Collateral Agent shall be deemed to have exercised appropriate and due care in the custody and preservation of any Collateral in its possession if such collateral is accorded treatment substantially equal to that which other collateral agents accord similar property.

      7.6 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default unless such Agent has received notice from a Lender, DASI or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders and the Collateral Agent. The Agents shall take such action with respect to such Default as shall be reasonably directed in writing by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided, that unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders.

      7.7 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their Related Parties have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of DASI and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of DASI and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

      7.8 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such and any of its Related Parties as applicable (collectively, the "Lender Indemnitees") (to the extent not reimbursed by DASI or the Borrower and without limiting the obligation of DASI or the Borrower to do so), ratably according to the principal amount of their respective outstanding Loans on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Loans shall have been paid in full, ratably in accordance with the principal amount of such outstanding Loans immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys fees and expenses) or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Lender Indemnitee in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Lender Indemnitee under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent found by a final and nonappealable decisions of a court of competent jurisdiction to have resulted from such Lender Indemnitee's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

      7.9 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to any Loans made by it, if any, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

      7.10 Successor Agents. Each Agent may resign as an Agent upon 30 days' notice to the Lenders and the Borrower. If an Agent shall resign as an Agent under this Agreement and the other Loan

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                                                                              67

Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under paragraph (a) or (b) or, with respect to the Borrower, (g) or (h) of Section 6 shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of each Agent, and the term "Administrative Agent" or "Collateral Agent" shall mean such successor agent effective upon such appointment and approval, and the former, Administrative Agent's or Collateral Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as an Agent by the date that is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent's resignation as Agent, the provisions of this Section 7 shall continue in effect for its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

      7.11 Syndication Agent. The Syndication Agent shall have no duties or responsibilities hereunder in its capacity as such.

      7.12 Appointment of Lenders. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Agents and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than the Collateral Agent) obtain possession of any such Collateral, such Lender shall notify the Agents thereof, and, promptly upon the Administrative Agent's request therefor and to the extent permitted by the Intercreditor Agreement shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Administrative Agent's instructions.

      7.13 Execution of Loan Documents. The Lenders hereby empower and authorize the Agents, on behalf of the Lenders, to execute and deliver to the Loan Parties the other Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents. Each Lender agrees that any action taken by the Agents or the Required Lenders in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agents or the Required Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The rights and responsibilities of the Collateral Agent acting in its capacity as "Second Priority Representative" under the Intercreditor Agreement with respect to any action taken, or determination or request made, by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any power, right or remedy provided for or resulting or arising out of the Intercreditor Agreement in favor of the "Second Priority Representative" thereunder shall be subject to and governed by this Section 7.

      7.14 Agents as Joint and Several Creditors.

            (a) Each of the Loan Parties and the Lenders agree that the Agents shall be a joint and several creditor (Gesamtglaubiger) (together with the relevant Lenders) of each and every Obligation of the Loan Parties towards each of the Lenders under the Loan Documents, and that accordingly the Agents will have their own independent right to demand performance by the Loan Parties of those Obligations. However, any discharge of any such Obligation towards one of the joint creditors (i.e. either one of the Agents or the respective Lender) shall, to the same extent, discharge the corresponding obligation towards the other joint creditors. Nothing in this Section 7.14 shall affect, postpone or terminate any of the obligations of the Lenders or the rights of the Agents pursuant to Section 7.8 hereof.

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                                                                              68

            (b) Without limiting or affecting the Agents' rights against the Loan Parties (whether under this Section 7.14 or under any other provision of the Loan Documents), each Agent agrees with each Lender (on a several and divided basis) that, subject as set out in the next sentence, it will not exercise its rights as a joint and several creditor with a Lender except with the consent of the relevant Lender. However, for the avoidance of doubt, nothing in the previous sentence shall in any way limit either Agent's right to act in the protection or preservation of rights under or to enforce any Loan Document as contemplated by this Agreement and/or the Security Agreement (or to do any act reasonably incidental to any of the foregoing).

                            SECTION 8. MISCELLANEOUS

      8.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 8.1. The Required Lenders and each Loan Party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party to the relevant Loan Document may, from time to time (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder (except in connection with the waiver of applicability of any post-default increase in interest rate) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this
Section 8.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (except in a transaction permitted by Section 5.18), release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the Loan Documents, in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 7 without the written consent of each Agent affected thereby; or (v) amend, modify or waive any provision applicable to the Collateral Agent without the written consent of the Collateral Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

      8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of DASI, the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

            DASI:                      Dura Automotive Systems, Inc.
                                       2791 Research Drive
                                       Rochester Hills, MI  48309
                                       Attention: Glenn Dong
                                       Telecopy: (248) 299-7518
                                       Telephone: (248) 299-7500

            Dura:                      Dura Operating Corp.
                                       2791 Research Drive
                                       Rochester Hills, MI  48309
                                       Attention: Glenn Dong
                                       Telecopy: (248) 299-7518
                                       Telephone: (248) 299-7500

            Administrative Agent:      JPMorgan Chase Bank, N.A.
                                       1111 Fanin, 10th Floor
                                       Houston, TX  77002
                                       Attention: Glenn Hector
                                       Telecopy: (713) 750-2938
                                       Telephone: (713) 750-7910

            Collateral Agent:          Wilmington Trust Company
                                       Rodney Square North
                                       1100 North Market Street
                                       Wilmington, DE 19890-1615
                                       Attention:  Rosemary Kennard
                                       Telecopy:  (302) 636-4143
                                       Telephone: (302) 636-6043

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received.

            Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent. Any Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

      8.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      8.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

      8.5 Payment of Expenses and Taxes. DASI and the Borrower jointly and severally agree (a) to pay or reimburse each Agent for all its reasonable out-of-pocket costs and expenses incurred in

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                                                                              70

connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of counsel to each Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to DASI prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees, disbursements and other charges of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to each Agent, (c) to pay, indemnify, and hold each Lender and each Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and each Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Group Member or any of the facilities and properties owned, leased or operated by any Group Member and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided, that neither DASI nor the Borrower shall have any obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, DASI and the Borrower agree not to assert and to cause their Subsidiaries not to assert, and hereby waive and agree to cause their Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee (except as a result of gross negligence or willful misconduct). All amounts due under this Section 8.5 shall be payable not later than 10 days after written demand therefor. Statements payable by DASI pursuant to this Section 8.5 shall be submitted to Glenn Dong (Telephone No.
(248) 299-7500) (Telecopy No. (248) 299-7518), at the address of the Borrower set forth in Section 8.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 8.5 shall survive repayment of the Loans and all other amounts payable hereunder.

      8.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder (except in a transaction permitted by Section 5.18) without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

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                                                                              71

            (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                  (A) DASI, provided that no consent of DASI shall be required
            (x) for an assignment to a Lender, an affiliate of a Lender or an Approved Fund (as defined below) or (y) if an Event of Default has occurred and is continuing; and

                  (B) the Administrative Agent, provided that no consent of the
            Administrative Agent shall be required for an assignment of all or any portion of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

            (ii) Assignments shall be subject to the following additional conditions:

                  (A) except in the case of an assignment to a Lender, an
            affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Loans, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of DASI and the Administrative Agent otherwise consent, provided that (1) no such consent of DASI shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

                  (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided, that only one such $3,500 fee shall be paid in respect of all assignments to a Lender or its Affiliates on any single day by a single Approved Fund and its Affiliates; and

                  (C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire.

            For the purposes of this Section 8.6, the term "Approved Fund" has the following meaning:

            "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

            (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to

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                                                                              72

      the benefits of Sections 2.14, 2.15, 2.16 and 8.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 8.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

            (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders and principal amount of the Loans owing to each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

            (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee's completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (c) (i) Any Lender may, without the consent of the Borrower, DASI or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement; provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 8.1 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.7(b) as though it were a Lender, provided such Participant shall be subject to
Section 8.7(a) as though it were a Lender.

            (ii) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the DASI's prior written consent. Any Participant that is a Non-U.S. Lender shall not be entitled to the benefits of Section 2.15 unless such Participant complies with Section 2.15(d).

            (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such

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                                                                              73

pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

            (e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

            (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower, DASI or the Administrative Agent and without regard to the limitations set forth in Section 8.6(b). Each of DASI, the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

            (g) Each Lender (including each Person which becomes a Lender after the date hereof) hereby represents and warrants (i) that it has experience and expertise in the making of loans such as the Loans; and (ii) that it will make its Loan for its own account in the ordinary course of its business and without a view to distribution of such Loan within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 8.6, the disposition of such Loan or any interests therein shall at all times remain within its exclusive control). Each Lender hereby acknowledges that the Notes, Loans and other obligations hereunder are commercial loans and not securities.

      8.7 Adjustments; Set-off. (a) Except to the extent that this Agreement expressly provides for payments or collateral to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "Benefitted Lender") shall, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 6, receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in paragraph (g) or (h) of Section 6, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to DASI or the Borrower, any such notice being expressly waived by DASI and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by DASI or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits,

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                                                                              74

indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of DASI or the Borrower, as the case may be. Each Lender agrees promptly to notify DASI and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

      8.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with Dura and the Administrative Agent.

      8.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      8.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of DASI, the Borrower, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

      8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      8.12 Submission To Jurisdiction; Waivers. Each of DASI and the Borrower hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to DASI or the Borrower, as the case may be at its address set forth in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

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                                                                              75

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

      8.13 Acknowledgements. Each of DASI and the Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

            (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to DASI or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and Lenders, on one hand, and DASI and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among DASI, the Borrower and the Lenders.

      8.14 Releases of Guarantees and Liens. (a) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to direct the Collateral Agent in writing to release any Liens granted to the Collateral Agent by the Loan Parties on any Collateral (i) upon the payment and satisfaction in full in cash of all Obligations (other than unmatured contingent obligations), and the cash collateralization of all unmatured contingent obligations in a manner reasonably satisfactory to the Administrative Agent,
(ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Agents may rely conclusively on any such certificate, without further inquiry),
(iii) constituting property in which no Loan Party has at any time during the term of this Agreement owned any interest, (iv) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, (v) owned by or leased to any Loan Party which is subject to a purchase money security interest or which is a Capital Lease Obligation, in either case, entered into by such Loan Party pursuant to Section 5.8, (vi) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Agents and the Lenders pursuant to Section 6 or (vii) as required by Section 4.2 of the Intercreditor Agreement. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release any Liens upon particular types or items of Collateral pursuant to this Section 8.14. Except as otherwise provided in this Section 8.14(a), the Collateral Agent will not authorize the release of any Liens on Collateral without the prior written authorization of the Required Lenders; provided that, the Administrative Agent may in its discretion, otherwise direct the Collateral Agent in writing to release its Liens on immaterial Collateral without the prior written authorization of the Required Lenders.

            (b) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to direct the Collateral Agent in writing to release any Subsidiary Guarantor from its Obligations (including guarantee obligations) under the Loan Documents:

            (i) in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect such transaction) a Subsidiary of DASI, if the Guarantor applies the Net Proceeds of that sale or other disposition in accordance with the applicable provisions of this Agreement, including without limitation Section 5.9 hereof;

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                                                                              76

            (ii) in connection with any sale of all of the Capital Stock of a Guarantor to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of DASI, if the Borrower applies the Net Proceeds of that sale in accordance with the applicable provisions of this Agreement, including without limitation Section 5.9 hereof; or

            (iii) if that Subsidiary Guarantor ceases to guarantee, pledge any of its assets or otherwise provide direct or indirect credit support for any Indebtedness or other obligations of DASI, the Borrower or any Subsidiary of the Borrower.

Any such release of a Subsidiary Guarantor shall not affect the Obligations of the remaining Loan Parties under the Loan Documents.

            (c) Upon receipt by the Collateral Agent of any authorization required pursuant to clause (a) or (b) of this Section 8.14 from the Required Lenders or the Administrative Agent, as the case may be, of the Collateral Agent's authority to release any Liens upon particular types or items of Collateral or release any Subsidiary Guarantor from its Obligations under the Loan Documents, and upon at least five Business Days prior written request by the Loan Parties, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of its Liens upon such Collateral or a Subsidiary Guarantor from its Obligations under the Loan Documents; provided that, (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens or Obligations without recourse or warranty and (ii) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

            (d) Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Borrower or any other Loan Party) that the Borrower's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by the Borrower or any of its Subsidiaries other than the real property described in the Mortgages.

      8.15 Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party, the Administrative Agent or any Lender pursuant to or in connection with this Agreement that is designated by the provider thereof as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Transferee,
(c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

      8.16 WAIVERS OF JURY TRIAL. DASI, THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY

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                                                                              77

JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

      8.17 USA Patriot Act. Each Lender hereby notifies DASI and the Borrower that pursuant to the requirements of the USA Patriot Act (Title II of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it may be required to obtain, verify and record information that identifies DASI and the Borrower, which information includes the name and address of DASI and the Borrower and other information that will allow such Lender to identify DASI and the Borrower in accordance with the Act.

      8.18 Post-Closing Matters. Notwithstanding the provisions of Sections 4.1 and 5.19, the Loan Parties need not complete the actions or deliver the documents described in Sections 4.1(e) (other than the Security Agreement), 4.1(l), (n) (p), (q) and (r) until the date which is sixty (60) days following the Closing Date, and the Closing Date will occur upon satisfaction of the other conditions in Section 4.1.

                              SECTION 9. GUARANTY

      9.1 Guaranty. Each Loan Guarantor hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Agents and Lenders the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Obligations and all costs and expenses including, without limitation, all court costs and reasonable attorneys' and paralegals' fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Agents and the Lenders in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrower, any Loan Guarantor or any other guarantor of all or any part of the Obligations (such costs and expenses, together with the Obligations, collectively the "Guaranteed Obligations"). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations.

      9.2 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. To the extent not prohibited by applicable law, each Loan Guarantor waives any right to require any Agent or any Lender to sue the Borrower, any Loan Guarantor, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations (each, an "Obligated Party"), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

      9.3 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification Obligations to the extent no claims giving rise thereto have been asserted)), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of or other person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, any Agent, any Lender, or any other person, whether in connection herewith or in any unrelated transactions.

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            (b) To the extent not prohibited by applicable law, the obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

            (c) Further, to the extent not prohibited by applicable law, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any Agent or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by any Agent or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification Obligations to the extent no claims giving rise thereto have been asserted)).

      9.4 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrower or any Loan Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations (other than contingent indemnification Obligations to the extent no claims giving rise thereto have been asserted). Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Obligated Party, or any other person. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully paid in cash (other than contingent indemnification Obligations to the extent no claims giving rise thereto have been asserted). To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require any Agent or any Lender to sue the Borrower, any Loan Guarantor, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations (each, an "Obligated Party"), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

      9.5 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any Collateral, until the Loan Parties and the Loan Guarantors have fully performed all their payment and performance obligations (including the Obligations) to the Agents and the Lenders. Upon payment in full of the Obligations (other than contingent indemnification Obligations to the extent no claims giving rise thereto have been asserted), the Loan Guarantors shall be subrogated to the Lenders to the extent of any payments under this Section 9.

      9.6 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, each Loan Guarantor's obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Agents and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Lenders.

      9.7 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that neither any Agent nor any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

      9.8 Termination. The Lenders may continue to make loans or extend credit to the Borrower based on this Loan Guaranty until five days after they receive written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent accruals, renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of that Guaranteed Obligations.

      9.9 Taxes. All payments of the Guaranteed Obligations will be made by each Loan Guarantor free and clear of and without deduction for any Non-Excluded Taxes or Other Taxes; provided that if any Loan Guarantor shall be required to deduct any Non-Excluded Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) any Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Guarantor shall make such deductions and (iii) such Loan Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

      9.10 Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Loan Guarantor's liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Guarantors or the Lenders, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Loan Guarantor's "Maximum Liability"). This Section with respect to the Maximum Liability of each Loan Guarantor is intended solely to preserve the rights of the Lenders to the maximum extent not subject to avoidance under applicable law, and no Loan Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Loan Guarantor hereunder shall not be rendered voidable under applicable law. Each Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Lenders hereunder, provided that, nothing in this sentence shall be construed to increase any Loan Guarantor's obligations hereunder beyond its Maximum Liability.

      9.11 Contribution. In the event any Loan Guarantor (a "Paying Guarantor") shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty, each other Loan Guarantor (each a "Non-Paying Guarantor") shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor's "Applicable Percentage" of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Section 9, each Non-Paying Guarantor's "Applicable Percentage" with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor's Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor's Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrower after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Loan Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Loan Guarantor, the aggregate amount of all monies received by such Loan Guarantors from the Borrower after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Loan Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Loan Guarantor's Maximum Liability). Each of the Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of the Agents, the Lenders and the Loan Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

      9.12 Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Section 9 is in addition to and shall be cumulative with all liabilities of each Loan Party to the Agents and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                      [Signature Page to Credit Agreement]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         DURA AUTOMOTIVE SYSTEMS, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA OPERATING CORP.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         AUTOMOTIVE AVIATION PARTNERS, LLC

                                         BY: DURA AIRCRAFT OPERATING
                                         COMPANY, LLC, ITS MANAGING
                                         MEMBER

                                         BY: DURA OPERATING CORP., ITS SOLE
                                         MEMBER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         ADWEST ELECTRONICS INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         ATWOOD AUTOMOTIVE, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA CABLES NORTH LLC

                                         BY: ATWOOD AUTOMOTIVE, INC., ITS
                                         SOLE MEMBER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA CABLES SOUTH LLC

                                         BY: ATWOOD AUTOMOTIVE, INC., ITS
                                         SOLE MEMBER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA G.P.

                                         BY: DURA OPERATING CORP., ITS
                                         MANAGING GENERAL PARTNER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA SPICEBRIGHT, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         MARK I MOLDED PLASTICS OF
                                         TENNESSEE, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA GLOBAL TECHNOLOGIES, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA AUTOMOTIVE SYSTEMS OF
                                         INDIANA, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA AIRCRAFT OPERATING COMPANY,
                                         LLC

                                         BY: DURA OPERATING CORP., ITS SOLE
                                         MEMBER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA BRAKE SYSTEMS, L.L.C.

                                         BY: DURA OPERATING CORP., ITS SOLE
                                         MEMBER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA SHIFTER L.L.C.

                                         BY: DURA OPERATING CORP., ITS SOLE
                                         MEMBER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         DURA SERVICES L.L.C.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title: Manager

                [Signature Page to Second Lien Credit Agreement]

                                         DURA MANCELONA L.L.C.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title: Manager

                [Signature Page to Second Lien Credit Agreement]

                                         DURA FREMONT L.L.C.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title: Manager

                [Signature Page to Second Lien Credit Agreement]

                                         DURA GLADWIN L.L.C.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title: Manager

                [Signature Page to Second Lien Credit Agreement]

                                         DURA AUTOMOTIVE SYSTEMS CABLE
                                         OPERATIONS, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         UNIVERSAL TOOL & STAMPING
                                         COMPANY, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         TRIDENT AUTOMOTIVE, L.P.

                                         BY: TRIDENT AUTOMOTIVE LTD., ITS
                                         GENERAL PARTNER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         TRIDENT AUTOMOTIVE, L.L.C.

                                         BY: TRIDENT AUTOMOTIVE CANADA
                                         CO., ITS MANAGING MEMBER

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         ATWOOD MOBILE PRODUCTS, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         CREATION GROUP HOLDINGS, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         KEMBERLY, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         CREATION GROUP, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         CREATION GROUP TRANSPORTATION,
                                         INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         KEMBERLY, LLC

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         SPEC-TEMP, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         CREATION WINDOWS, INC.

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                         CREATION WINDOWS, LLC

                                         By: /s/ Keith Marchiando
                                             --------------------------
                                             Name:
                                             Title:

                [Signature Page to Second Lien Credit Agreement]

                                   JPMORGAN CHASE BANK, N.A., as Administrative
                                      Agent and as a Lender

                                   By: /s/ Karen M. Sharf
                                       ---------------------------------
                                       Name: KAREN M. SHARF
                                       Title: VICE PRESIDENT

                                   BANC OF AMERICA SECURITIES, LLC, as
                                      Syndication Agent

                                   By: /s/ Peter M. Sherman
                                      -------------------------------
                                       Name: Peter M. Sherman
                                       Title: Managing Director

                                   WILMINGTON TRUST COMPANY, Collateral Agent

                                   By: /s/ Rosemary Kennard
                                       --------------------------------
                                       Name: Rosemary Kennard
                                       Title: Assistant Vice President

                      [Signature Page to Credit Agreement]

                          PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the "Security Agreement") is entered into as of May 3, 2005 by and among Dura Automotive Systems, Inc., a Delaware corporation, Dura Operating Corp., a Delaware corporation, each of the U.S. Subsidiary Guarantors party hereto (each of the foregoing, together with each other Person which may from time to time become a party hereto as a Grantor, individually a "Grantor" and collectively, "Grantors") and Wilmington Trust Company, in its capacity as collateral agent (the "Collateral Agent") for the Secured Parties (as defined below).

                              PRELIMINARY STATEMENT

      The Grantors, the other Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent, the Collateral Agent and the Lenders are entering into a Credit Agreement dated as of May 3, 2005 (as it may be amended or modified from time to time, the "Credit Agreement").

      The Grantors are entering into this Security Agreement in order to grant a Lien on the Collateral in order to secure the Obligations that they have agreed are owing by the Grantors (whether as a Borrower or as a Guarantor) and to induce the Lenders to extend credit to the Borrower under the Credit Agreement.

      ACCORDINGLY, the Grantors and the Collateral Agent, on behalf of the Secured Parties, hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

      1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

      1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

      "Accounts" shall have the meaning set forth in Article 9 of the UCC.

      "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

      "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

      "Borrowing Base Certificate" means the U.S. Borrowing Base Certificate delivered to the First Lien Administrative Agent pursuant to the First Lien Credit Agreement and, upon request, to the Administrative Agent.

      "Chattel Paper" shall have the meaning set forth in Article 9 of the UCC.

      "Closing Date" means the date of the Credit Agreement.

      "Collateral" shall have the meaning set forth in Article II.

      "Collateral Access Agreement" means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Agents, between the Collateral Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any Loan Party for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

      "Collateral Deposit Account" shall have the meaning set forth in Section 7.1(a).

      "Collection Account" shall have the meaning set forth in Section 7.1(b).

      "Commercial Tort Claims" means all "commercial tort claims" as defined in
Article 9 of the UCC, including without limitation all commercial tort claims listed on Exhibit K hereto (as such schedule may be amended and supplemented from time to time).

      "Common Collateral" shall have the meaning set forth in Section 1.1 of the Intercreditor Agreement.

      "Control" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

      "Copyrights" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all U.S. copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing;
(d) the right to sue for past, present, and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

      "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "Deposit Account Control Agreement" means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a banking institution holding such Grantor's funds, and the Collateral Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by any Grantor with such banking institution.

      "Deposit Accounts" shall have the meaning set forth in Article 9 of the UCC.

      "Documents" shall have the meaning set forth in Article 9 of the UCC.

      "Equipment" shall have the meaning set forth in Article 9 of the UCC.

      "Event of Default" means an event described in Section 5.1.

      "Excluded Property" shall mean Special Property other than the following:

            (a) the right to receive any payment of money (including, without limitation, Accounts, General Intangibles and Payment Intangibles) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC; and

            (b) any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).

      "Exhibit" refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

      "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

      "Fixtures" shall have the meaning set forth in Article 9 of the UCC.

      "General Intangibles" shall have the meaning set forth in Article 9 of the UCC.

      "Goods" shall have the meaning set forth in Article 9 of the UCC.

      "Instruments" shall have the meaning set forth in Article 9 of the UCC.

      "Inventory" shall have the meaning set forth in Article 9 of the UCC.

      "Investment Property" shall have the meaning set forth in Article 9 of the UCC.

      "Lenders" means the lenders party to the Credit Agreement and their successors and assigns.

      "Letter-of-Credit Rights" shall have the meaning set forth in Article 9 of the UCC.

      "Licenses" means, with respect to any Person, all of such Person's right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

      "Lock Boxes" shall have the meaning set forth in Section 7.1(a).

      "Lock Box Agreements" shall have the meaning set forth in Section 7.1(a).

      "Non-Pledged Foreign Interest" shall have the meaning ascribed to such term in Article II.

      "Patents" means, with respect to any Person, all of such Person's right, title, and interest in and to: (a) any and all U.S. patents and patent applications; (b) all inventions and improvements described and claimed therein;
(c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; and (e) all rights to sue for past, present, and future infringements thereof.

      "Pledged Collateral" means all Instruments, Securities and other Investment Property of the Grantors (other than Excluded Property and Non-Pledged Foreign Interest), whether or not physically delivered to the Collateral Agent pursuant to this Security Agreement.

      "Receivables" means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

      "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

      "Secured Parties" means the Agents, the Lenders, their respective Affiliates, and each of their permitted successors and assigns.

      "Security" has the meaning set forth in Article 8 of the UCC.

      "Special Property" shall mean:

            (a) any permit, lease or license, or the assets (owned by a Person other than a Loan Party) relating thereto or covered thereby, held by any Grantor that validly prohibits the creation by such Grantor of a security interest therein or thereon;

            (b) any permit, lease or license, or the assets (owned by a Person other than a Loan Party) relating thereto or covered thereby, held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein or thereon;

            (c) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing purchase money Indebtedness incurred in connection with the purchase of any Equipment or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money Indebtedness incurred in connection with the purchase of any Equipment or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

            (d) Any intellectual property Collateral, including without limitation, intent-to-use trademark applications, for which the creation by a Grantor of a security interest therein is prohibited without the consent of third party, by Requirement of Law, or would otherwise result in the loss by any Loan Party of any material rights therein;

            (e) Equity Interests in Dura Automotive Systems Capital Trust which, pursuant to either Requirements of Law, the organizational documents governing such trust or any other agreement binding upon such trust, do not permit the assignment of any interest in such trust; and

            (f) Equity Interests held by any Grantor in Shanghai Atwood Electric Co., Ltd. which, pursuant to either Requirements of Law or the organizational documents governing such joint venture, do not permit the assignment of such Grantor's interests.

      provided, however, that in each case described in clauses (a), (b), (c),
(d), (e) and (f) of this definition, such property shall constitute "Special Property" only to the extent and for so long as such permit, lease, license, contract or other agreement or Requirement of Law applicable thereto, validly prohibits the creation of a Lien on such property in favor of the Collateral Agent and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute "Special Property."

      "Stock Rights" means all dividends, cash, instruments or other distributions and any other right or property including any proceeds thereof which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

      "Supporting Obligations" shall have the meaning set forth in Article 9 of the UCC.

      "Trademarks" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all U.S. trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

      "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Collateral Agent's or any Secured Party's Lien on any Collateral.

      The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                           GRANT OF SECURITY INTEREST

      Each Grantor hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the "Collateral"), including:

            (i)    all Accounts;

            (ii)   all Chattel Paper;

            (iii)  all Documents;

            (iv)   all Equipment;

            (v)    all Fixtures;

            (vi) all General Intangibles, Patents, Trademarks and Copyrights and all Licenses;

            (vii)  all Goods;

            (viii) all Instruments;

            (ix)   all Equity Interests and other Securities;

            (x)    all Inventory;

            (xi)   all Investment Property;

            (xii)  all cash or cash equivalents;

            (xiii) all letters of credit, Letter-of-Credit Rights and Supporting
                   Obligations;

            (xiv) all Deposit Accounts with any bank or other financial institution;

            (xv)  all Commercial Tort Claims listed on EXHIBIT J hereto;

            (xvi) and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Obligations (specifically including, without limitation, each Grantor's obligations arising under Section 9 of the Credit Agreement). Notwithstanding the foregoing, with respect to each Grantor's pledge of the outstanding securities held by it of any first-tier Foreign Subsidiary, such pledge to the Collateral Agent will be limited to 65% of the outstanding voting securities of such Foreign Subsidiary (the remaining 35% of such voting securities is referred to herein as the "Non-Pledged Foreign Interest").

      Notwithstanding anything to the contrary contained in clauses (i) through
(xvi) above, the security interest created by this Agreement shall not extend to, and the terms "Pledged Collateral" and "Collateral" shall not include, any Excluded Property and any Non-Pledged Foreign Interest and (i) the Grantors shall from time to time at the reasonable request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Special Property (and stating in such notice that such Special Property constitutes "Excluded Property") and shall provide to the Collateral Agent such other information regarding the Special Property as the Collateral Agent may reasonably request and (ii) from and after the date hereof, no Grantor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Collateral Agent unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Each Grantor represents and warrants that:

      3.1 Title, Perfection and Priority. Each Grantor has good and valid rights in or the power to pledge, collaterally assign, deliver, deposit, and transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Liens, and has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against the applicable Grantors in the locations listed on EXHIBIT H, the Collateral Agent will have a fully perfected first priority security interest (subject to the Intercreditor Agreement) in that Collateral in which a security interest may be perfected by filing, subject only to Permitted Liens.

      3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. As of the date hereof, each Grantor's type of entity, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on EXHIBIT A (such Exhibit shall be displayed on a Grantor by Grantor basis).

      3.3 Principal Location. As of the date hereof, each Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business) is disclosed in EXHIBIT A, as applicable; the Grantors have no other places of business except those set forth in EXHIBIT A.

      3.4 Collateral Locations. As of the date hereof, all of Grantors' locations where Collateral is located are listed on EXHIBIT A. All of said locations are owned by the Grantors except for locations (i) which are leased by the Grantors as lessee and designated in Part VII(b) of EXHIBIT A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of EXHIBIT A.

      3.5 Deposit Accounts. As of the date hereof, all of the Deposit Accounts of each Grantor are listed on EXHIBIT B.

      3.6 Exact Names. Each Grantor's name in which it has executed this Security Agreement is the exact name as it appears in such Grantor's organizational documents, as amended, as filed with such Grantor's jurisdiction of organization. The Grantors have not, during the past year, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition, other than as listed on EXHIBIT A.

      3.7 Letter-of-Credit Rights and Chattel Paper. As of the date hereof, EXHIBIT C lists all Letter-of-Credit Rights and Chattel Paper of each of the Grantors having and individual fair market value in an amount in excess of $250,000. All action by each Grantor reasonably necessary to protect and perfect the Collateral Agent's Lien on each item listed on EXHIBIT C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Collateral Agent will have a fully perfected first priority security interest (subject to the Intercreditor Agreement) in the Collateral listed on EXHIBIT C, subject only to Permitted Liens.

      3.8 Accounts and Chattel Paper.

            (a) The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all material respects in all records of each Grantor relating thereto and in all invoices and Borrowing Base Certificate as of the date of such Borrowing Base Certificate with respect thereto furnished to the Collateral Agent by each Grantor in accordance with the terms of the Loan Documents. As of the time when each Account or each item of Chattel Paper, in each case constituting Collateral, arises, each Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records of such Grantor relating thereto, are genuine and in all material respects what they purport to be.

            (b) With respect to Accounts scheduled or listed on the most recent Borrowing Base Certificate as of the date of such Borrowing Base Certificate,
(i) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and the Grantors have not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by a Grantor in the ordinary course of its business; (iii) to the knowledge of any Financial Officer or other senior officer of any Grantor, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on each Grantor's books and records and any invoices, statements and Borrowing Base Certificate with respect thereto; (iv) the Grantors have not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which could reasonably be expected to result in any material adverse change in such Account Debtor's financial condition; and (v) the Grantors have no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

      3.9 Inventory. With respect to any Inventory scheduled or listed on the most recent Borrowing Base Certificate as of the date of such Borrowing Base Certificate, (a) such Inventory (other than Inventory in transit or out for repairs) is located at one of the Grantor's locations set forth on EXHIBIT A, as applicable, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) the Grantors have good title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and Secured Parties, and except for Permitted Liens, (d) except as specifically disclosed in the most recent Borrowing Base Certificate, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or, except royalties incurred pursuant to the sale of such Inventory under the current license agreement, the payment of any monies to any third party upon such sale or other disposition, (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and
(g) the completion of manufacture in accordance with the applicable purchase order specifications, sale or other disposition of such Inventory by the Collateral Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

      3.10 Intellectual Property. As of the date hereof, the Grantors do not have any interest in, or title to, any Patent, Trademark or Copyright materially necessary for operation of the business, except as set forth in EXHIBIT D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on EXHIBIT H and this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests (subject to the Intercreditor Agreement) in favor of the Collateral Agent on each Grantor's Patents, Trademarks and Copyrights, except as set forth on EXHIBIT D, subject to Section 4.7(c). Such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Grantors; and all action necessary to protect and perfect the Collateral Agent's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

      3.11 Filing Requirements. As of the date hereof, none of the Equipment is covered by any certificate of title, except for vehicles having an aggregate fair market value greater than $500,000, described in Part I of EXHIBIT E. As of the date hereof, none of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) the vehicles or aircrafts described in Part II of EXHIBIT E and (b) Patents, Trademarks and Copyrights held by the Grantors and described in EXHIBIT
D. The legal description, county and street address of each property on which any Fixtures are located is set forth in EXHIBIT F together with the name and address of the record owner of each such property.

      3.12 No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming any of the Grantors as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Collateral Agent on behalf of the Secured Parties as the secured party and (b) as permitted in connection with Permitted Liens.

      3.13 Pledged Collateral.

            (a) As of the date hereof, EXHIBIT G sets forth a complete and accurate list of all of the Pledged Collateral. Each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on EXHIBIT G as being owned by it, free and clear of any Liens, except for Permitted Liens. Each Grantor further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Collateral Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Grantors have so informed the Agents so that the Collateral Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all Pledged Collateral held by a securities intermediary is or will be, pursuant to the terms of the Credit Agreement, covered by a control agreement among the applicable Grantor, the securities intermediary and the Collateral Agent pursuant to which the Collateral Agent has Control and (iv) all Pledged Collateral which represents Indebtedness having an individual fair market value in excess of $1,000,000 owed to any Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and, to such Grantor's knowledge as of the date hereof, such issuer is not in default thereunder.

            (b) In addition, (i) none of the Pledged Collateral (constituting Equity Interests of Parent's Subsidiaries) has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to the Pledged Collateral (constituting Equity Interests of Parent's Subsidiaries) or which obligate the issuer (that is a Subsidiary of Parent) of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice or filing with, any governmental authority or any other Person is required for the pledge by any Grantor of the Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by any Grantor, or for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as (i) may be required in connection with such disposition by laws affecting the offering and sale of securities generally or (ii) consents, approvals, authorizations or other actions already taken.

            (c) Except as set forth in EXHIBIT G, the Grantors own 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral as of the date hereof.

                                   ARTICLE IV
                                    COVENANTS

      From the date of this Security Agreement, and thereafter until this Security Agreement is terminated pursuant to Section 8.14 hereof, each Grantor agrees that:

      4.1 General.

            (a) Collateral Records. Each Grantor will maintain books and records with respect to the Collateral which are complete and accurate in all material respects, and furnish to the Agents, with sufficient copies for each of the Lenders, such reports relating to the Collateral as either Agent shall from time to time reasonably request.

            (b) Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes either Agent to file, and if requested will deliver to the Collateral Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Collateral Agent in order to maintain a first perfected security interest (subject to the Intercreditor Agreement) in and, if applicable, Control of, the Collateral, except as otherwise provided hereunder. Any financing statement filed by the

Collateral Agent may be filed in any filing office in any applicable UCC jurisdiction and may (i) indicate the Collateral (1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether any Grantor is an organization, the type of organization and any organization identification number issued to any Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to Agents promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

            (c) Further Assurances. Each Grantor will, if so reasonably requested by an Agent, furnish to the Agents, as often as an Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as such Agent may reasonably request, all in such reasonable detail as such Agent may specify. Each Grantor also agrees to take any and all commercially reasonable actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

            (d) Other Financing Statements. No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except as permitted pursuant to the Credit Agreement. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Collateral Agent, subject to each Grantor's rights under Section 9-509(d)(2) of the UCC.

            (e) Locations. Subject to the following sentence, no Grantor will
(i) maintain any Collateral (other than Collateral in transit or out for repairs) that has an aggregate fair market value in excess of $5,000,000 at any location other than those locations listed on EXHIBIT A, (ii) otherwise change, or add to, such locations, or (iii) change its principal place of business or chief executive office from the location identified on EXHIBIT A. Such Grantor will give the Agents at least (A) thirty (30) days prior written notice of any change in such Grantor's chief place of business and (B) ten (10) Business Days prior written notice of any new location of business or any new location for any of its Collateral except for locations where the Collateral stored or warehoused at all such new locations has an aggregate fair market value not exceeding $5,000,000. With respect to any new location (i) where the Collateral stored or warehoused at such location has an aggregate fair market value in excess of $5,000,000 and (ii) which is located within the continental United States or Canada, such Grantor will execute such documents and take such actions as the Agents deem necessary to perfect and protect the Liens granted under the Collateral Documents and will use commercially reasonable efforts to obtain a Collateral Access Agreements for each such location.

      4.2 Receivables.

            (a) Certain Agreements on Receivables. Except as otherwise permitted in the Credit Agreement, no Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence and during the continuation of an Event of Default, the Grantors may reduce the amount of Accounts arising from the sale of Inventory in the ordinary course of business.

            (b) Collection of Receivables. Except as otherwise permitted in this Security Agreement, each Grantor will use commercially reasonable efforts to collect and enforce, at such Grantor's sole expense, all amounts due or hereafter due to any Grantor under the Receivables.

            (c) Delivery of Invoices. Each Grantor will deliver to the Collateral Agent promptly upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account bearing such language of assignment as the Agents shall specify.

            (d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (ii) if, to the knowledge of any Financial Officer or any other senior office of any Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, such Grantor will disclose such fact to the Agents in the next Borrowing Base Certificate delivered to the Agents.

            (e) Electronic Chattel Paper. Each Grantor shall take all steps necessary to grant the Collateral Agent Control of all electronic chattel paper having an individual fair market value in an amount in excess of $500,000, in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

      4.3 Inventory and Equipment.

            (a) Maintenance of Goods. Except as otherwise set forth in the Credit Agreement, each Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of any Grantor's business and except for ordinary wear and tear, casualty and condemnation in respect of the Equipment.

            (b) Inventory Count; Perpetual Inventory System. Subject to the terms of the First Lien Credit Agreement, each Grantor will conduct a physical count or a periodic cycle count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Collateral Agent requests. The Grantors, at their own expense, shall deliver to the Agents the results of each physical verification, which the Grantors have made, or has caused any other Person to make on their behalf, of all or any portion of their Inventory. The Grantors will maintain a perpetual inventory reporting system at all times.

            (c) Equipment. The Grantors shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Collateral Agent does not have a Lien.

            (d) Titled Vehicles. Except with respect to vehicles having an aggregate fair market value less than $500,000, the Grantors will deliver to the Collateral Agent, upon reasonable request, the original of any vehicle title certificate and provide and/or file all other documents or instruments necessary to have the Lien of the Collateral Agent noted on any such certificate or with the appropriate state office.

      4.4 Delivery of Instruments, Securities, Chattel Paper and Documents. Each Grantor will (a) deliver to the Collateral Agent promptly upon execution of this Security Agreement the originals of all Chattel Paper having an individual fair market value in excess of $250,000, Securities and Instruments constituting Collateral (if any then exist), (b) hold in trust for the Collateral Agent upon receipt and promptly thereafter deliver to the Collateral Agent any Chattel Paper having an individual fair market value in excess of $250,000, Securities and Instruments constituting Collateral from time to time acquired by any Grantor, (c) upon either Agent's reasonable request, deliver to the Collateral Agent (and thereafter hold in trust for the Collateral Agent upon receipt and immediately deliver to the Collateral Agent) any negotiable Document evidencing or constituting Collateral and (d) upon either Agent's reasonable request, deliver to the Collateral Agent a duly executed amendment to this Security Agreement, in the form of Exhibit I hereto (the "Amendment"), pursuant to which such Grantor will pledge such additional Collateral. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to

Collateral Agent. The Grantors hereby authorize the Collateral Agent to attach each Amendment to this Security Agreement and agree that all additional Collateral set forth in such Amendments shall be considered to be part of the Collateral.

      4.5 Uncertificated Pledged Collateral. (a) Each Grantor will permit the Collateral Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Collateral Agent granted pursuant to this Security Agreement. Each Grantor will take any actions reasonably necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Collateral Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, each Grantor will, with respect to Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Collateral Agent, in form and substance reasonably satisfactory to the Agents, giving the Collateral Agent Control.

            (b) Each Grantor hereby represents and warrants that the Equity Interests in a partnership and/or limited liability company (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) are not "investment company securities" (as defined in Section 8-103(b) of the Uniform Commercial Code) and (iii) do not provide, in the related membership or partnership agreement, certificates, if any, representing such pledged interests in a partnership and/or limited liability company or otherwise, that they are securities governed by the Uniform Commercial Code of any jurisdiction.

            (c) Each Grantor hereby covenants and agrees that, without the prior express written consent of the Collateral Agent, it will not agree to any election by any partnership or limited liability company to treat the Equity Interests in a partnership and/or limited liability company as securities governed by the Uniform Commercial Code of any jurisdiction and in any event will promptly notify the Collateral Agent in writing if the representation set forth in Section 4.5(b) hereof becomes untrue for any reason and, in such event, take such action as the Collateral Agent may request in order to establish the Collateral Agent's "control" (within the meaning of Section 8-106 of the Uniform Commercial Code) over such Equity Interests in a partnership and/or limited liability company.

      4.6 Pledged Collateral.

            (a) Changes in Capital Structure of Issuers. Except as permitted under the Credit Agreement, no Grantor will (i) permit or suffer any issuer (that is a Subsidiary of Parent) of an Equity Interest constituting Pledged Collateral to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Liens and sales of assets permitted pursuant to Section 5.9 of the Credit Agreement) or merge or consolidate with any other entity, or (ii) vote any Pledged Collateral in favor of any of the foregoing. Each Grantor shall cause the issuer (that is a Subsidiary of Parent) of any Equity Interests to make all necessary amendments and modifications to such issuer's organizational documentation in order to permit the Collateral Agent to exercise its remedies hereunder and under the Credit Agreement (including, without limitation, in order to allow such Collateral Agent and its permitted successors and assigns to become members or partners, as applicable, of such issuer with the same voting and other rights and benefits as the Grantor had with respect to such Grantor's Equity Interests in such issuer).

            (b) Issuance of Additional Securities. Except as permitted under the Credit Agreement, no Grantor will permit or suffer the issuer of an Equity Interest constituting Pledged Collateral to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to the Grantor. Any such issuances permitted under the Credit Agreement shall promptly be pledged in accordance with the terms of this Security Agreement.

            (c) Registration of Pledged Collateral. Upon the occurrence and during the continuation of an Event of Default, the Grantors will permit any registerable Pledged Collateral to be registered in the name of the Collateral Agent or its nominee.

            (d) Exercise of Rights in Pledged Collateral.

                (i) Without in any way limiting the foregoing and subject to clause (ii) below, the Grantors shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Collateral Agent in respect of the Pledged Collateral.

                (ii) Each Grantor will permit the Collateral Agent or its nominee at any time after the occurrence and during the continuation of an Event of Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

                (iii) Each Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral to the extent not in violation of the Credit Agreement and except as otherwise provided under the Credit Agreement and the other Loan Documents.

      4.7 Intellectual Property.

            (a) The Grantors will use their commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Collateral Agent of any License held by any Grantor and to enforce the security interests granted hereunder.

            (b) Each Grantor shall notify the Agents immediately if it knows or has reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated (except to the extent not prohibited pursuant to the Credit Agreement), or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding the Grantor's ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

            (c) Each Grantor shall notify the Agents within ten Business Days of the beginning of each fiscal quarter commencing with the fiscal quarter beginning on or about July 1, 2005, if such Grantor, either directly or through any agent, employee, licensee or designee, has filed an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency during the preceding fiscal quarter, and, upon request of either Agent, each Grantor shall execute and deliver any and all security agreements as either Agent may request to evidence the Collateral Agent's first priority security interest (subject to the Intercreditor Agreement) on such Patent, Trademark or Copyright, and the General Intangibles of each Grantor relating thereto or represented thereby.

            (d) Each Grantor, in its commercially reasonable business judgment, shall take all actions reasonably necessary to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings unless the applicable Grantor shall determine, in its commercially reasonable business judgment, that such Patent, Trademark or Copyright is not material to the conduct of such Grantor's business.

            (e) Each Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and that such Grantor shall take such other actions as the Agents shall deem reasonably appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that any Grantor institutes suit because any of the Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, the Grantor shall comply with Section 4.8.

      4.8 Commercial Tort Claims. Each Grantor shall promptly, and in any event within five (5) Business Days after a Financial Officer or other senior officer becomes aware that the same is acquired by it, notify the Agents of any commercial tort claim (as defined in the UCC) having an individual fair market value in an amount in excess of $1,000,000, acquired by it and, unless the Collateral Agent otherwise consents, the applicable Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit I hereto, granting to Collateral Agent a first priority security interest in such commercial tort claim subject to Permitted Liens.

      4.9 Letter-of-Credit Rights. If any Grantor is or becomes the beneficiary of a letter of credit having an individual fair market value in an amount in excess of $250,000, the applicable Grantor shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify the Agents thereof and use commercially reasonable efforts to cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Collateral Agent and (ii) agree to direct all payments thereunder to a Deposit Account at the Collateral Agent or subject to a Deposit Account Control Agreement for application to the Obligations, when required, all in form and substance reasonably satisfactory to the Agents.

      4.10 Federal, State or Municipal Claims. Each Grantor will promptly notify the Agents of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof having an individual fair market value in excess of $2,000,000, the assignment of which claim is restricted by federal, state or municipal law.

      4.11 No Interference. Each Grantor agrees that it will not interfere with any right, power and remedy of the Collateral Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies, in each case to the extent such rights, powers, or remedies are exercised in accordance with the Loan Documents.

      4.12 Insurance. All insurance policies required under Section 5.22 of the Credit Agreement shall name the Collateral Agent (for the benefit of the Collateral Agent and the Secured Parties) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance reasonably satisfactory to the Agents, which provide that: (i) subject to the terms of the Credit Agreement, all proceeds thereunder with respect to any Collateral shall be payable to the Collateral Agent (or to the First Lien Collateral Agent, on behalf of the Collateral Agent, to the extent required by the First Lien Credit Agreement); (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty days prior written notice given to the Collateral Agent.

      4.13 Collateral Access Agreements. Each Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where the aggregate value of the Collateral stored or located exceeds $5,000,000, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Agents. After the Closing Date, the Grantor shall use commercially reasonable efforts to obtain (i) a Collateral Access Agreement for any real property or warehouse space leased by any Grantor or (ii) another agreement acceptable to the Administrative Agent with respect to Inventory shipped to a processor or converter under arrangements established after the Closing Date.

      4.14 [Reserved]

      4.15 Change of Name or Location; Change of Fiscal Year. Each Grantor agrees that it shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored (other than Collateral in transit or out for repairs), except as permitted under
Section 4.1(e), or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Agents shall have received at least thirty (30) days prior written notice of such change and either (1) the Administrative Agent shall have acknowledged in writing that such change will not adversely affect the validity, perfection or priority of the Collateral Agent's security interest in the Collateral, or (2) any reasonable action requested by the Agents in connection therewith has been completed or taken or shall be completed contemporaneously with such action (including any action to continue the perfection of any Liens in favor of the Collateral Agent, on behalf of Secured Parties, in any Collateral).

                                   ARTICLE V
                         EVENTS OF DEFAULT AND REMEDIES

      5.1 Events of Default. The occurrence of any "Event of Default" as defined in the Credit Agreement shall constitute an Event of Default hereunder.

      5.2 Remedies.

            (a) Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may exercise any or all of the following rights and remedies:

                (i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; PROVIDED THAT, this Section 5.2(a) shall not be understood to limit any rights available to the Agents prior to an Event of Default;

                (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff (except with respect to trust assets held in a trust account) or bankers' lien) when a debtor is in default under a security agreement;

                (iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement or any other control agreement with any securities intermediary and take any action therein with respect to such Collateral, provided, however, that in the event and at such time such Events of Default are waived, the Collateral Agent agrees to promptly inform any relevant third party and withdraw such notice of sole control;

                (iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at the applicable Grantor's premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable; and

                (v) concurrently with written notice to any Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof.

            (b) The Collateral Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

            (c) Subject to the terms of the Intercreditor Agreement, the Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantors hereby expressly release.

            (d) Subject to the terms of the Intercreditor Agreement, until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value, while using commercially reasonable care, or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent's remedies (for the benefit of the Collateral Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

            (e) [Reserved]

            (f) Notwithstanding the foregoing, neither the Collateral Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

            (g) The Grantors recognize that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. The Grantors also acknowledge that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933 (the "Act"), as amended, or under applicable state securities laws, even if the Grantor and the issuer would agree to do so. Subject to the terms of the Intercreditor Agreement, without limiting the generality of the foregoing the Collateral Agent, in its discretion, (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (y) may approach and negotiate with a single purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. Subject to the terms of the Intercreditor Agreement, in addition to a private sale as provided above in this Section 5.2(g), if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 5.2(g), then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but, in Collateral Agent's discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

                (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the entities comprising such Pledged Collateral and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                (iv) as to such other matters as the Collateral Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

      5.3 Grantors' Obligations Upon Default. Subject to the terms of the Intercreditor Agreement, upon the request of the Collateral Agent after the occurrence and during the continuation of an Event of Default, each Grantor will:

            (a) assemble and make available to the Collateral Agent the Collateral and all books and records relating thereto at any place or places specified by the Collateral Agent, whether at each Grantor's premises or elsewhere;

            (b) permit the Collateral Agent, by the Collateral Agent's representatives and agents, to enter, occupy and use any premises (during normal business hours) where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy;

            (c) take, or cause an issuer (that is a Subsidiary of Parent) of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Collateral Agent to consummate a public sale or other disposition of the Pledged Collateral; and

            (d) at its own expense, cause the independent certified public accountants then engaged by any Grantor or any other party reasonably acceptable to Administrative Agent to prepare and deliver to the Collateral Agent and each Secured Party, at any time, and from time to time, promptly upon the Collateral Agent's request, the following reports with respect to any Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

      5.4 Grant of Intellectual Property License. Subject to the terms of the Intercreditor Agreement, for the sole purpose of enabling the Collateral Agent to exercise the rights and remedies under this Article V and only at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies (subject to the terms of the Intercreditor Agreement), each Grantor hereby (a) grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any of the Grantors) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by any of the Grantors, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Collateral Agent may sell any of the Inventory of any Grantor directly to any person, including without limitation persons who have previously purchased the Grantors' Inventory from the Grantors and in connection with any such sale or other enforcement of the Collateral Agent's rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to any of the Grantors and any Inventory that is covered by any Copyright owned by or licensed to any of the Grantors and the Collateral Agent may finish any work in process and affix any Trademark owned by or licensed to any of the Grantors and sell such Inventory as provided herein.

                                   ARTICLE VI
                  ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

      6.1 Account Verification. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default, either Agent may at any time, in such Agent's own name, in the name of a nominee of such Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of the Grantors, parties to contracts with the Grantors and obligors in respect of Instruments of the Grantors to verify with such Persons, to such Agent's reasonable satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

      6.2 Authorization for Secured Party to Take Certain Action.

            (a) Subject to the terms of the Intercreditor Agreement, each Grantor irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent and appoints the Collateral Agent as its attorney in fact (i) to execute on behalf of the Grantor as debtor and to file financing statements necessary in the Collateral Agent's sole discretion to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, (ii) following the occurrence and during the continuation of an Event of Default, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Collateral Agent in its sole discretion deems necessary to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary to give the Collateral Agent Control over such Pledged Collateral (other than Excluded Property); provided that Collateral Agent agrees to consult with the applicable Grantor prior to contacting such issuer if (a) no Event of Default has occurred and is continuing and (b) such issuer is not a Subsidiary of Parent, (v) to apply the proceeds of any Collateral received by the Collateral Agent to the Obligations as provided in Section 7.3, (vi) following the occurrence and during the continuation of an Event of Default and as otherwise permitted under the Credit Agreement, to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) following the occurrence and during the continuation of an Event of Default, to contact Account Debtors for any reason, (viii) following the occurrence and during the continuation of an Event of Default, to demand payment or enforce payment of the Receivables in the name of the Collateral Agent or the Grantor, (ix) to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (x) following the occurrence and during the continuation of an Event of Default, to sign the Grantor's name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (xi) following the occurrence and during the continuation of an Event of Default, to exercise all of the Grantor's rights and remedies with respect to the collection of the Receivables and any other Collateral, (xii) following the occurrence and during the continuation of an Event of Default, to settle, adjust, compromise, extend or renew the Receivables, (xiii) following the occurrence and during the continuation of an Event of Default, to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiv) following the occurrence and during the continuation of an Event of Default, to prepare, file and sign the Grantor's name on a proof of claim in bankruptcy or similar document against any Account Debtor of the Grantor, (xv) following the occurrence and during the continuation of an Event of Default, to prepare, file and sign the Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xvi) following the occurrence and during the continuation of an Event of Default, to change the address for delivery of mail addressed to the Grantor to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to the Grantor, and (xvii) after the occurrence and during the continuation of an Event of Default in the Collateral Agent's discretion, to do all other acts and execute any instruments consistent with or necessary to carry out this Security Agreement or any other Loan Document; and the Grantor agrees to reimburse the Collateral Agent within ten (10) Business Days on demand for any reasonable payment made or any expense incurred by the Collateral Agent in connection with any of the foregoing; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

            (b) All acts of said attorney or designee in accordance with the terms hereof are hereby ratified and approved. The powers conferred on the Collateral Agent, for the benefit of the Collateral Agent and Secured Parties, under this Section 6.2 are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.

      6.3 PROXY. THE GRANTORS HEREBY IRREVOCABLY CONSTITUTE AND APPOINT THE COLLATERAL AGENT AS THE PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF THE GRANTORS WITH RESPECT TO THE PLEDGED COLLATERAL (IMMEDIATELY EFFECTIVE FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT), INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION

(INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR THE COLLATERAL AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT.

      6.4 NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

                                  ARTICLE VII
               COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS;
                                DEPOSIT ACCOUNTS

      7.1 Collection of Receivables.

            (a) On or before the Closing Date, each Grantor shall (a) execute and deliver to the Collateral Agent Deposit Account Control Agreements for each Deposit Account maintained by the Grantors into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables will be deposited (a "Collateral Deposit Account"), which Collateral Deposit Accounts are identified as such on Exhibit B, and (b) establish lock box service (the "Lock Boxes") with the bank(s) set forth in Exhibit B, which lock boxes shall be subject to irrevocable lockbox agreements in the form provided by or otherwise reasonably acceptable to the Agents and shall be accompanied by an acknowledgment by the bank where the Lock Box is located of the Lien of the Collateral Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to the Collection Account (a "Lock Box Agreement"). After the Closing Date, the Grantors will comply with the terms of Section 7.2.

            (b) Each Grantor shall direct all of its Account Debtors to forward payments directly to Lock Boxes subject to Lock Box Agreements. The Lock Box Agreement shall require all deposits to be swept daily to a Collateral Deposit Account and shall require Collateral Agent's consent to any modification to such Lock Box Agreements. Subject to the terms of the Intercreditor Agreement, following the occurrence and during the continuation of an Event of Default, Collateral Agent shall be permitted to deliver a notice to the depository bank directing them to take all future instructions from Collateral Agent and not the applicable Grantor; provided that, following the waiver of such Event of Default, Collateral Agent shall promptly provide notice to such depository bank that it can resume following instructions from the applicable Grantor. If notwithstanding the foregoing instructions, any Grantor receives any proceeds of any Receivables, the Grantor shall receive such payments as the Collateral Agent's trustee, and shall immediately deposit all cash, checks or other similar payments related to or constituting payments made in respect of Receivables received by it to a Collateral Deposit Account. The Collateral Agent shall hold and apply funds received following the occurrence and during the continuation of an Event of Default from a Collateral Deposit Account as provided by the terms of Section 7.3.

      7.2 Covenant Regarding New Deposit Accounts; Lock Boxes. Before opening or replacing any Collateral Deposit Account, other Deposit Account (other than trust accounts containing trust assets, payroll accounts or petty cash accounts to the extent the aggregate of deposits in all petty cash accounts do not exceed $125,000), or establishing a new Lock Box, the Grantors shall (a) provide notice to the Agents and (b) cause each bank or financial institution in which it seeks to open (i) such Deposit Account, to enter into a Deposit Account Control Agreement with the Collateral Agent in order to give the Collateral Agent Control of such Deposit Account, or (ii) a Lock Box, to enter into a Lock Box Agreement with the Collateral Agent in order to give the Collateral Agent Control of the Lock Box. In the case of Deposit Accounts or Lock Boxes maintained with Secured Parties, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

      7.3 Application of Proceeds. Subject to the terms of the Intercreditor Agreement, at such intervals as may be agreed upon by the Grantor and Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Deposit Account, and any proceeds of the guarantee set forth in Section 9 of the Credit Agreement, in payment of the Obligations in the following order:

            First, to pay incurred and unpaid fees and expenses of the Agents under the Loan Documents;

            Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations (other than the principal of the Loans), pro rata among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

            Third, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations (only with respect to the principal of the Loans), pro rata among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

            Fourth, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then held by the Lenders; and

            Fifth, any balance remaining after the Obligations shall have been paid in full (other than Unliquidated Obligations), and shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys' fees and other out-of-pocket expenses incurred by Collateral Agent or any Secured Party to collect such deficiency.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

      8.1 Waivers. To the extent permitted by applicable law, the Grantors hereby waive notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the applicable Grantor, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, the Grantors waive all claims, damages, and demands against the Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Collateral Agent or such Secured Party. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, the Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

      8.2 Limitation on Collateral Agent's and Secured Parties' Duty with Respect to the Collateral. Except as required by applicable law, the Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Collateral Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Collateral Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or such Secured Party or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral,
(iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any of the Grantors, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to the Grantors or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

      8.3 Compromises and Collection of Collateral. The Grantors and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Grantors agree that the Collateral Agent may at any time and from time to time, subject to the terms of the Intercreditor Agreement, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

      8.4 Secured Party Performance of Debtor Obligations. Without having any obligation to do so, either Agent may perform or pay any obligation which any Grantor agreed to perform or pay in this Security Agreement to the extent Grantors fail to do so and the Grantors shall reimburse such Agent for any amounts paid by such Agent pursuant to this Section 8.4. The Grantors' obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be an Obligation payable promptly and in any event within ten (10) days after written demand therefor.

      8.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16, 5.3, or 8.7 or in
Article VII will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Collateral Agent or the Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

      8.6 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 5.9 of the Credit Agreement and notwithstanding any course of dealing between any Grantor and the Collateral Agent or other conduct of the Collateral Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 5.9 of the Credit Agreement) shall be binding upon the Collateral Agent or the Secured Parties unless such authorization is in writing signed by the Collateral Agent with the consent or at the direction of the Required Secured Parties.

      8.7 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Collateral Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent with the concurrence or at the direction of the Secured Parties required under Section 8.2 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the Secured Parties until the Obligations have been paid in full.

      8.8 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

      8.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      8.10 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Collateral Agent and the Secured Parties and their respective successors and permitted assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, without the prior written consent of the Collateral Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, hereunder.

      8.11 Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

      8.12 Taxes and Expenses. Subject to the terms of the Credit Agreement, any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. Subject to Section 8.5 of the Credit Agreement, the Grantors shall reimburse the Collateral Agent for any and all reasonable out-of-pocket expenses and charges (including reasonable attorneys', auditors' and accountants' fees) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral undertaken in accordance with the terms of the Loan Documents). Subject to Section 8.5 of the Credit Agreement, any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

      8.13 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

      8.14 Termination and Release.

            (a) This Security Agreement shall continue in effect
(notwithstanding the fact that from time to time there may be no Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Obligations other than Unliquidated Obligations (as defined in the First Lien Credit Agreement) for which a claim has not yet been asserted, have been paid and performed in full.

            (b) The Pledged Collateral shall be released from the Lien of this Agreement if such Pledged Collateral is disposed of in a disposition permitted pursuant to the Credit Agreement. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Grantors, assign, transfer and deliver to Grantor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

      8.15 Entire Agreement. This Security Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings between any Grantor and the Collateral Agent relating to the Collateral. In the event of any conflict between the provisions set forth in this Security Agreement and those set forth in the Credit Agreement, the provisions of the Credit Agreement shall supersede and control the terms and provisions of this Security Agreement.

      8.16 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      8.17 CONSENT TO JURISDICTION. THE GRANTORS HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

      8.18 WAIVER OF JURY TRIAL. THE GRANTORS, THE COLLATERAL AGENT AND EACH SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

      8.19 Indemnity. The Grantors hereby agree to indemnify the Collateral Agent and the Secured Parties, and their respective successors, permitted assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all reasonable expenses of litigation or preparation therefor whether or not the Collateral Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Collateral Agent or the Secured Parties or any Grantor, and any claim for Patent, Trademark or Copyright infringement); provided that the Grantors shall not be obligated to indemnify the Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees to the extent that such liabilities, damages, penalties, suits, costs, and expenses of any kind and nature resulted from the gross negligence or willful misconduct of the Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees.

      8.20 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security

Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Security Agreement.

                                   ARTICLE IX
                                     NOTICES

      9.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the applicable address set forth on Exhibit A as their principal place of business, and to the Collateral Agent and the Secured Parties at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.

      9.2 Change in Address for Notices. Each of the Grantors, the Collateral Agent and the Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.

                                   ARTICLE X
                              THE COLLATERAL AGENT

      Wilmington Trust Company has been appointed Collateral Agent for the Secured Parties hereunder pursuant to Section 7 of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Collateral Agent pursuant to the Credit Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in such Section 7. Any successor Collateral Agent appointed in accordance with Section 7 of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.

                                   ARTICLE XI
                             INTERCREDITOR AGREEMENT

      Notwithstanding anything herein to the contrary, the lien and security interest granted to the Secured Parties pursuant to this Agreement and the exercise of any right or remedy by either Agent or any Secured Party hereunder are expressly subject to the provisions of the Intercreditor Agreement.

                                  ARTICLE XII
                              POST CLOSING MATTERS

      Notwithstanding anything herein to the contrary, the obligations of the Grantors set forth in this Security Agreement shall be subject to Section 8.18 of the Credit Agreement.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, each Grantor and the Collateral Agent have executed this Security Agreement as of the date first above written.

                                       DURA AUTOMOTIVE SYSTEMS, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

                [Signature Page to Pledge and Security Agreement]

                                       DURA OPERATING CORP.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       AUTOMOTIVE AVIATION PARTNERS, LLC

                                       BY: DURA AIRCRAFT OPERATING COMPANY,
                                       LLC, ITS MANAGING MEMBER

                                       BY: DURA OPERATING CORP., ITS SOLE
                                       MEMBER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       ADWEST ELECTRONICS INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       ATWOOD AUTOMOTIVE, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA CABLES NORTH LLC

                                       BY: ATWOOD AUTOMOTIVE, INC., ITS SOLE
                                       MEMBER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA CABLES SOUTH LLC

                                       BY: ATWOOD AUTOMOTIVE, INC., ITS SOLE
                                       MEMBER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA G.P.

                                       BY: DURA OPERATING CORP., ITS MANAGING
                                       GENERAL PARTNER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA SPICEBRIGHT, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       MARK I MOLDED PLASTICS OF TENNESSEE,
                                       INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA GLOBAL TECHNOLOGIES, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA AUTOMOTIVE SYSTEMS OF INDIANA,
                                       INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA AIRCRAFT OPERATING COMPANY, LLC

                                       BY: DURA OPERATING CORP., ITS SOLE
                                       MEMBER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA BRAKE SYSTEMS, L.L.C.

                                       BY: DURA OPERATING CORP., ITS SOLE
                                       MEMBER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA SHIFTER L.L.C.

                                       BY: DURA OPERATING CORP., ITS SOLE
                                       MEMBER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA SERVICES L.L.C.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title: Manager

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA MANCELONA L.L.C.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title: Manager

                                       DURA FREMONT L.L.C.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title: Manager

                                       DURA GLADWIN L.L.C.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title: Manager

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       DURA AUTOMOTIVE SYSTEMS CABLE
                                       OPERATIONS, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       UNIVERSAL TOOL & STAMPING COMPANY,
                                       INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       TRIDENT AUTOMOTIVE, L.P.

                                       BY: TRIDENT AUTOMOTIVE LTD., ITS
                                       GENERAL PARTNER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       TRIDENT AUTOMOTIVE, L.L.C.

                                       BY: TRIDENT AUTOMOTIVE CANADA CO., ITS
                                       MANAGING MEMBER

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       ATWOOD MOBILE PRODUCTS, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       CREATION GROUP HOLDINGS, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       KEMBERLY, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       CREATION GROUP, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       CREATION GROUP TRANSPORTATION, INC.

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]

                                       KEMBERLY, LLC

                                       By: /s/ Keith Marchiando
                                           -----------------------------------
                                           Name:
                                           Title:

         [Signature Page to 2nd Priority Pledge and Security Agreement]